UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                )

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RADIUS HEALTH, INC.
(Name of Registrant as Specified in its Charter)

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Radius Health, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

May 24, 2016 10:00 a.m. (Eastern Time)

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02451

April 12, 2016

To Our Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Radius Health, Inc. at 10:00 a.m. local time, on May 24, 2016, at the offices of Latham & Watkins LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Robert E. Ward
President and Chief Executive Officer

2016 Proxy Statement	Radius Health, Inc.

2016 Proxy Statement	Radius Health, Inc.

Table of Contents continued

2016 Proxy Statement	Radius Health, Inc.

Notice of Annual Meeting of Stockholders To Be Held May 24, 2016

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02451

The Annual Meeting of Stockholders (the "Annual Meeting") of Radius Health, Inc., a Delaware corporation (the "Company"), will be held at the offices of Latham & Watkins LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, on May 24, 2016, at 10:00 a.m. local time, for the following purposes:

To elect Alan H. Auerbach, Catherine J. Friedman, Ansbert K. Gadicke, M.D., and Jean-Pierre Garnier as Class II Directors to serve until the 2019 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
To approve, on an advisory basis, the compensation of our named executive officers;
To approve our Amended and Restated 2011 Equity Incentive Plan to, among other things, increase the number of shares available by 3,700,000 shares;
To approve our Employee Stock Purchase Plan; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on March 29, 2016 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 950 Winter Street, Waltham, Massachusetts 02451 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

B. Nicholas Harvey, Secretary
Waltham, Massachusetts April 12, 2016
2016 Proxy Statement	Radius Health, Inc.

Proxy Statement

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS, 02451

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Radius Health, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on May 24, 2016 (the "Annual Meeting"), at the offices of Latham & Watkins LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, at 10:00 a.m. local time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.0001 par value ("Common Stock"), at the close of business on March 29, 2016 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 43,014,243 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2015 (the "2015 Annual Report") will be released on or about April 12, 2016 to our stockholders on the Record Date.

In this proxy statement, "we," "us," "our," the "Company" and "Radius" refer to Radius Health, Inc. We were incorporated in Delaware on February 4, 2008 under the name MPM Acquisition Corp. In May 2011, we entered into a reverse merger transaction, or the Merger, with our predecessor, Radius Health, Inc., a Delaware corporation formed on October 3, 2003, or the Former Operating Company. Pursuant to the Merger, the Former Operating Company became a wholly-owned subsidiary of ours. Immediately following the Merger, we merged the Former Operating Company with and into us, and we assumed the business of the Former Operating Company and changed our name to "Radius Health, Inc."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2016

This Proxy Statement and our 2015 Annual Report to Stockholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting are available by calling 617-551-4000.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Alan H. Auerbach, Catherine J. Friedman, Ansbert K. Gadicke, M.D., and Jean-Pierre Garnier as Class II Directors to serve until the 2019 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
To approve, on an advisory basis, the compensation of our named executive officers;
To approve our Amended and Restated 2011 Equity Incentive Plan to, among other things, increase the number of shares available by 3,700,000 shares;
To approve our Employee Stock Purchase Plan; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
2016 Proxy Statement	Radius Health, Inc.	1

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors (the "Board") recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Alan H. Auerbach, Catherine J. Friedman, Ansbert K. Gadicke, M.D., and Jean-Pierre Garnier as Class II Directors;
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
FOR the approval, on an advisory basis, of the compensation of our named executive officers;
FOR the approval of our Amended and Restated 2011 Equity Incentive Plan to, among other things, increase the number of shares available by 3,700,000 shares; and
FOR the approval of our Employee Stock Purchase Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Radius's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Radius is making this proxy statement and its 2015 Annual Report available to its stockholders electronically via the Internet. On or about April 12, 2016, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2015 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2015 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2016 Proxy Statement	Radius Health, Inc.	2

Questions and Answers about the 2016 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 29, 2016. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 43,014,243 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2016 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Radius stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must call 617-551-4000 no later than 5:00 p.m. Eastern time on May 20, 2016 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

2016 Proxy Statement	Radius Health, Inc.	3

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

  •
  by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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  by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

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  by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 23, 2016.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

  •
  by submitting a duly executed proxy bearing a later date;

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  by granting a subsequent proxy through the Internet or telephone;

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  by giving written notice of revocation to the Secretary of Radius prior to or at the Annual Meeting; or

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  by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2016 Proxy Statement	Radius Health, Inc.	4

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Advisory Vote on the Compensation of Radius's Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes will have no effect.
Proposal 4: Approval of Amended and Restated 2011 Equity Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes will have no effect.
Proposal 5: Approval of Employee Stock Purchase Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the three other proposals to be voted on at the Annual Meeting, represents a stockholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP, the advisory vote on the compensation of our named executive officers, the amendment and restatement of our 2011 Equity Incentive Plan, and the approval of our Employee Stock Purchase Plan.

2016 Proxy Statement	Radius Health, Inc.	5

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, the amendment and restatement of our 2011 Equity Incentive Plan, and the approval of our Employee Stock Purchase Plan. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2016 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2016 Proxy Statement	Radius Health, Inc.	6

PROPOSALS TO BE VOTED ON—PROPOSAL 1 Election of Directors

At the Annual Meeting, four (4) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2019 and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

We currently have ten (10) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2018 Annual Meeting of Stockholders and whose subsequent term will expire at the 2021 Annual Meeting of Stockholders; Class II, whose term currently expires at the 2016 Annual Meeting of Stockholders and whose new term will expire at the 2019 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2017 Annual Meeting of Stockholders and whose subsequent term will expire at the 2020 Annual Meeting of Stockholders. The current Class I Directors are Owen Hughes, Debasish Roychowdhury, M.D. and Robert E. Ward; the current Class II Directors are Alan H. Auerbach, Catherine J. Friedman, Ansbert K. Gadicke, M.D., and Jean-Pierre Garnier; and the current Class III Directors are Willard H. Dere, M.D., Kurt C. Graves and Anthony Rosenberg.

As indicated in our Restated Certificate of Incorporation, the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class II Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.
2016 Proxy Statement	Radius Health, Inc.	7

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Position with Radius

Alan H. Auerbach	46	2011	Director
Catherine J. Friedman	55	2015	Director
Ansbert K. Gadicke, M.D.	58	2011	Director
Jean-Pierre Garnier	68	2015	Director

The principal occupations and business experience, for at least the past five years, of each Class II Nominee for election at the 2016 Annual Meeting are as follows:

ALAN H. AUERBACH	Age 46

Alan H. Auerbach has served on our Board of Directors since May 2011 and served as a member of the Board of Directors of our predecessor company from October 2010 until the Merger. Mr. Auerbach is currently the Founder, Chief Executive Officer, President and Chairman of the Board of Puma Biotechnology, Inc., a company dedicated to in-licensing and developing drugs for the treatment of cancer and founded in 2010. Previously, Mr. Auerbach founded Cougar Biotechnology, or Cougar, in May 2003 and served as the company's Chief Executive Officer, President and as a member of its Board of Directors until July 2009. From July 2009 until January 2010, Mr. Auerbach served as the Co-Chairman of the Integration Steering Committee at Cougar after its acquisition by Johnson & Johnson. Mr. Auerbach received a B.S. in Biomedical Engineering from Boston University and an M.S. in Biomedical Engineering from the University of Southern California. We believe Mr. Auerbach is qualified to serve as a member of our Board of Directors because of his business and professional experience, including his leadership of Cougar in drug development, private and public financings and a successful sale of the business.

CATHERINE J. FRIEDMAN	Age 55

Catherine Friedman has served on our Board of Directors since August 2015. Previously, Ms. Friedman held the position of Managing Director at Morgan Stanley from 1997 to 2006 and head of West Coast Healthcare and co-head of the Biotechnology Practice at Morgan Stanley from 1993 to 2006. Since 2007, Ms. Friedman has been a director of XenoPort Inc., where she serves on the Audit and Nominating and Governance Committees, and Enteromedics, where she serves as Chair of the Audit Committee; in March 2016, she joined the Board of Yahoo! Inc., where she serves on the Nominating and Corporate Governance Committee; in June 2014, she joined the Board of Innoviva (formerly known as Theravance), where she serves on the Audit and Compensation Committees; and in May 2013 she joined the Board of GSV Capital, a publicly traded investment fund, where she serves as Chair of the Audit Committee and on the Valuation Committee. Ms. Friedman is a member of the Board of Trustees for Sacred Heart Schools in Atherton. She is a graduate of Harvard University and received an MBA from the University of Virginia Darden School of Business, where she is currently a Darden School Foundation Board of Trustees member. We believe Ms. Friedman is qualified to serve as a member of our Board of Directors due to her extensive experience as a member on various boards of directors, her educational background and her previous leadership and management roles.

ANSBERT K. GADICKE, M.D.	Age 58

Ansbert K. Gadicke, M.D., has served on our Board of Directors since May 2011 and served as a member of the board of directors of our predecessor company from November 2003 until the Merger. Dr. Gadicke has been the Co-Founder and Managing Director of MPM Capital, a venture capital firm, since August 1996. Dr. Gadicke received an M.D. from J.W. Goethe University in Frankfurt. Dr. Gadicke is a director of Chiasma, Inc., OSS Healthcare, Inc., Sideris

2016 Proxy Statement	Radius Health, Inc.	8

PROPOSAL 1—ELECTION OF DIRECTORS

Pharmaceuticals, Inc., RWHD, Inc. and Mitokyne, Inc. He served on the board of directors of Idenix Pharmaceuticals, Inc. from 1998 to 2005, BioMarin Pharmaceuticals, Inc. from 1997 to 2001, Verastem, Inc. from 2010 to 2012, Pharmasset, Inc. from 1999 to 2007 and PharmAthene, Inc. from 2004 to 2007. We believe Dr. Gadicke is qualified to serve as a member of our Board of Directors because of his business and professional experience, including his experience in the venture capital industry and his years of analyzing development opportunities in the life sciences sector.

JEAN-PIERRE GARNIER	Age 68

Jean-Pierre Garnier has served on our Board of Directors since December 2015. Mr. Garnier is currently Chairman of the Board of Actelion Ltd., and was previously Chief Executive Officer of GlaxoSmithKline plc from 2000 to 2008. In addition, Mr. Garnier is also a member of the Board of Directors of United Technologies Corporation and of Renault S.A., and an Operating Partner at Advent International, a global private equity firm. Mr. Garnier previously served as Chief Executive Officer of Pierre Fabre S.A. from 2008 to 2010, as Chief Executive Officer and Executive Member of the Board of Directors of GlaxoSmithKline plc from 2000 to 2008, as Chief Executive Officer of SmithKline Beecham plc in 2000 and as Chief Operating Officer and Executive Member of the Board of Directors of SmithKline Beecham plc from 1996 to 2000. Mr. Garnier was previously Chairman of Cerenis from 2010 to 2011, and a board member of the Stanford Advisory Council on Interdisciplinary Biosciences, Weill Cornell Medical College and the Dubai International Capital Advisory Board. He is also a member of the Advisory Board of the Newman's Own Foundation. We believe Dr. Garnier is qualified to serve as a member of our Board of Directors because of his significant business and professional experience, including his extensive experience in the life sciences industry, membership on various boards of directors and his previous leadership and management roles.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2017 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Current Position with Radius

Willard H. Dere, M.D.	62	2014	Director
Kurt C. Graves	48	2011	Chairman of the Board of Directors
Anthony Rosenberg	63	2015	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

WILLARD H. DERE, M.D.	Age 62

Willard H. Dere, M.D. has served on our Board of Directors since November 2014. Dr. Dere has been Executive Director of Personalized Health at the University of Utah Health Sciences Center, and a Professor of Medicine in the School of Medicine since November 2014. Prior to that, he served at Amgen Inc., a biopharmaceutical company, as the Senior Vice President, Global Development from December 2004 to June 2007, and from April 2014 to October 2014, and as International Chief Medical Officer from January 2007 to April 2014. Before he joined Amgen in 2003, Dr. Dere served as Vice President of Endocrine, Bone and General Medicine Research and Development at Eli Lilly and Company, a biopharmaceutical company, where he also held various other roles in clinical pharmacology, regulatory affairs, and both early-stage translational, and late-stage clinical research. Dr. Dere received B.A. degrees in history and zoology and a M.D. degree from the University of California, Davis. We believe Mr. Dere is qualified to serve as a member of our Board of Directors because of his strong medical background and extensive experience in the pharmaceutical industry.

2016 Proxy Statement	Radius Health, Inc.	9

PROPOSAL 1—ELECTION OF DIRECTORS

KURT C. GRAVES	Age 48

Kurt C. Graves has served on our Board of Directors since May 2011 and as Chairman of our Board of Directors since November 2011. Mr. Graves has been the Chairman, President and Chief Executive Officer of Intarcia Therapeutics, a biotechnology company, since April 2012, having previously served as Executive Chairman of Intarcia from August 2010 to April 2012, and as Acting Chief Executive Officer from October 2011 to April 2012. Mr. Graves served as Executive Chairman of Biolex Therapeutics, a biotechnology company, from November 2010 to March 2012. Previously, Mr. Graves was Executive Vice President, Chief Commercial Officer and Head of Corporate and Strategic Development at Vertex Pharmaceuticals Inc. from July 2007 to October 2009. Before his tenure at Vertex, Mr. Graves held various leadership positions at Novartis Pharmaceuticals from 1999 to June 2007, most recently on the Executive Committee as Global Head of the General Medicines Business Unit & Chief Marketing Officer for the Pharmaceuticals division. Prior to Novartis, Mr. Graves held several commercial and general management positions at Merck and Astra Merck/Astra Pharmaceuticals where he spent most of his time leading the GI Business Unit responsible for Prilosec® and Nexium®. He currently serves as a director of Intarcia Therapeutics, Pulmatrix Therapeutics, Achillion Pharmaceuticals and Seres Therapeutics and was previously a director of Biolex Therapeutics and Springleaf Therapeutics from 2010 to 2012. Mr. Graves received a B.S. in Biology from Hillsdale College. We believe Mr. Graves is qualified to serve as a member of our Board of Directors because of his extensive experience in the life sciences industry, membership on various boards of directors and his leadership and management experience.

ANTHONY ROSENBERG	Age 63

Anthony Rosenberg has served on our Board of Directors since March 2015. Mr. Rosenberg has been a Managing Director of MPM Capital, a venture capital firm, since April 2015. From January 2013 to February 2015, Mr. Rosenberg served as Corporate Head of M&A and Licensing at Novartis International, a pharmaceutical company. From March 2005 to December 2012, he served as Global Head of Business Development and Licensing at Novartis Pharmaceuticals. Prior to that, Mr. Rosenberg was Global Head of the Transplant and Immunology Business Unit at Novartis Pharmaceuticals from 2000 to 2005. Mr. Rosenberg initially joined Sandoz, a predecessor to Novartis, in 1980. He currently serves as a director of Clinical Ink and TriNetX. Mr. Rosenberg served as a director of Idenix Pharmaceuticals, Inc. from June 2009 to March 2012 and from December 2012 to March 2013. Mr. Rosenberg holds a B.Sc from the University of Leicester and an M.Sc in physiology from the University of London. We believe Mr. Rosenberg is qualified to serve as a member of our Board of Directors due to his extensive experience in mergers and acquisitions and licensing in the pharmaceutical sector.

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Radius

Owen Hughes	41	2013	Director
Debasish Roychowdhury, M.D.	54	2015	Director
Robert E. Ward	58	2013	President, Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

OWEN HUGHES	Age 41

Owen Hughes has served on our Board of Directors since April 2013. He has served as the Chief Business Officer and Head of Corporate Development at Intarcia Therapeutics, Inc., a biotechnology company, since February 2013. Prior to Intarcia, he served as a Director at Brookside Capital, a hedge fund under the Bain Capital umbrella, managing public

2016 Proxy Statement	Radius Health, Inc.	10

PROPOSAL 1—ELECTION OF DIRECTORS

and private healthcare investments from March 2008 to January 2013. Mr. Hughes has served as a Senior Portfolio Manager at Pyramis Global Advisors from 2006 to 2008, co-founder and partner at Triathlon Fund Management from 2003 to 2006, an Investment Associate at Ziff Brothers Investments from 2001 to 2003, and an Assistant Vice President at Morgan Stanley/Merrill Lynch from 1998 to 2001. Mr. Hughes is a director of Malin PLC. He earned a bachelor of arts from Dartmouth College. We believe Mr. Hughes is qualified to serve as a member of our Board of Directors because of his extensive business and professional experience, including his experience in the venture capital industry and years of analyzing development opportunities in the life sciences sector.

DEBASISH ROYCHOWDHURY, M.D.	Age 54

Debasish Roychowdhury, M.D., has served on our Board of Directors since July 2015. Dr. Roychowdhury has been President of Nirvan Consultants, LLC since December 2013, where he advises biotechnology companies and institutions. He was one of the founding members of Seragon Pharmaceutical's Clinical and Scientific Advisory Board and was Seragon's Chief Medical Officer, prior to its acquisition by Roche Pharma, from March 2014 to August 2014. Prior to Seragon, Dr. Roychowdhury was the Senior Vice President and Head of the Global Oncology Division at Sanofi from August 2009 to November 2013. Prior to that, he served as the Vice President for Clinical Development at GlaxoSmithKline, from 2005 to 2009, and directed the Oncology Global Regulatory group at Eli Lilly and Company, a pharmaceutical company, from 1999 to 2005. Prior to his role in industry, Dr. Roychowdhury served as faculty member at the University of Cincinnati. He received his M.D from the All India Institute of Medical Sciences. He is a member of the Board of Directors for Celvad S.A. and Lytix Biopharma AS. We believe Dr. Roychowdhury is qualified to serve as a member of our Board of Directors because of his strong medical background, specifically related to oncology, and extensive experience in the pharmaceutical industry.

ROBERT E. WARD	Age 58

Robert E. Ward has served as our President and Chief Executive Officer and as a member of our Board of Directors since December 2013. Prior to joining Radius, Mr. Ward was Vice President for Strategy and External Alliances for the New Opportunities iMed of AstraZeneca, a biopharmaceutical company, from 2011 to 2013. In addition, he served as Co-Chair of the Joint Development Committees in Astra Zeneca's drug development partnerships with Alcon and Galderma. Prior to AstraZeneca, from 2010 to 2011, Mr. Ward was the Managing Director of Harriman Biopartners, LLC, a biopharmaceutical company, and from 2006 to 2010 he was the Vice President of Corporate Development for NPS Pharmaceuticals, a pharmaceutical company. Mr. Ward is a member of the Board of Directors of the Massachusetts High Technology Council. Mr. Ward received a B.A. in Biology and a B.S. in Physiological Psychology, both from the University of California, Santa Barbara; an M.S. in Management from the New Jersey Institute of Technology; and an M.A. in Immunology from The Johns Hopkins University School of Medicine. We believe Mr. Ward is qualified to serve as a member of our Board of Directors because of his role with us and his extensive operational knowledge of, and executive level management experience in, the global biopharmaceutical industry.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

2016 Proxy Statement	Radius Health, Inc.	11

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2017. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Radius.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.
2016 Proxy Statement	Radius Health, Inc.	12

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed Radius's audited financial statements for the fiscal year ended December 31, 2015 and has discussed these financial statements with management and Radius's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Radius's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

Radius's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Radius, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Radius. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Radius's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Catherine J. Friedman (Chair)

Owen Hughes

Willard H. Dere

2016 Proxy Statement	Radius Health, Inc.	13

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, for each of the last two fiscal years in each of the following categories (in thousands):

Fee Category	December 31, 2015	December 31, 2014

Audit Fees	$521	$485
Audit-Related Fees	70	225
Tax Fees	49	13
Total Fees	$640	$723

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements and review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q during the years ended December 31, 2015 and 2014.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." Audit-related fees reported for the years ended December 31, 2015 and 2014 relate to the review of registration statements on Form S-1 and Form S-3, current reports on Form 8-K and prospectuses on form 424B5.

TAX FEES

Tax fees comprise fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the review of our U.S. tax returns, accounted for $8,500 and $12,500 of the total tax fees for fiscal year 2015 and 2014, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the "Pre-Approval Policy") which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee ("specific pre-approval") or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy ("general pre-approval"). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

2016 Proxy Statement	Radius Health, Inc.	14

PROPOSAL 3 Advisory Vote on the Compensation of our Named Executive Officers

This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act"), at our 2015 Annual Meeting, our stockholders cast an advisory vote with respect to the frequency of future stockholder advisory votes on executive compensation. Based on the results of that vote, Radius determined to hold the stockholder advisory vote on executive compensation annually. Accordingly, the next stockholder advisory vote on executive compensation will occur at our 2017 Annual Meeting.

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the "Compensation Discussion and Analysis" beginning on page 41 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, is required by Section 14A of the Exchange Act and gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders' views regarding our executive compensation programs.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Advisory Vote on the Compensation of our Named Executive Officers.
2016 Proxy Statement	Radius Health, Inc.	15

PROPOSAL 4 Approval of Amendment and Restatement of 2011 Equity Incentive Plan

OVERVIEW

In this Proposal 4, we are requesting stockholders approve the amendment and restatement of the Radius Health, Inc. 2011 Equity Incentive Plan, or the 2011 Plan, to:

1.     increase the number of shares of Common Stock available for issuance under the 2011 Plan by 3,700,000 shares;

2.     approve the material terms of performance goals that may apply to awards granted under the 2011 Plan intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code;

3.     amend the definition of "change of control" under the 2011 Plan to remove or prospectively modify portions of the definition that are commonly considered by stockholder advisory services to constitute a "liberal" change of control definition;

4.     provide that future awards granted under the 2011 Plan be subject to a minimum one year vesting requirement, subject to certain limitations and exceptions;

5.     clarify that shares of stock tendered or withheld in satisfaction of tax withholding obligations or payment of an award's exercise price, or shares the Company purchases on the open market with cash proceeds from the exercise of options, are not available again for issuance under the 2011 Plan; and

6.     provide that the maximum number of shares of Common Stock that may be subject to awards granted to a non-employee director of the Company for services as a non-employee director during any calendar year is 75,000 shares, subject to exception in extraordinary circumstances.

The Board approved the amendment and restatement of the 2011 Plan on April 5, 2016 (including the performance criteria upon which performance goals may be based), subject to and effective upon stockholder approval at the annual meeting, based upon the recommendation of the Compensation Committee. The 2011 Plan, as amended and restated if this Proposal 4 is approved, is described in more detail below. If this Proposal 4 is not approved by our stockholders, the amendment and restatement of the 2011 Plan will not become effective, but the 2011 Plan will remain in effect in accordance with its present terms.

AMENDMENT AND RESTATEMENT OF THE 2011 PLAN

On April 5, 2016, the Board approved the amendment and restatement of the 2011 Plan, subject to and effective upon approval of the amendment and restatement by our stockholders, and based upon the recommendation of the Compensation Committee to permit the Company to continue using the 2011 Plan to achieve the Company's performance, recruiting, retention and incentive goals. We believe that continued use of the 2011 Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

Although we have not adopted a policy that all compensation paid to our executive officers must be deductible, the amendment and restatement of the 2011 Plan is also intended to allow us to provide performance-based compensation that will be tax deductible by us without regard to the limits of Section 162(m) of the Internal Revenue Code. Therefore, for purposes of Section 162(m), we are asking our stockholders to approve the list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m), as described on page 22 under the heading "—Performance-Based Compensation

2016 Proxy Statement	Radius Health, Inc.	16

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

under Section 162(m) of the Internal Revenue Code," in the event we choose to seek to structure compensation in a manner that will satisfy the performance-based compensation exception to Section 162(m). Should we choose to do so, stockholder approval of these criteria would enable us to satisfy this exception and deduct compensation associated with future performance-based awards to certain executives.

Generally, Section 162(m) limits the federal income tax deductions a publicly held company may claim for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers other than its chief financial officer (these officers are generally referred to as the "covered employees"). Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights that may be granted under the 2011 Plan by our Compensation Committee generally should qualify as performance-based compensation. Other awards that we may grant under the 2011 Plan, as amended and restated, may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Compensation Committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For awards to qualify as performance-based compensation, they must also be in amounts that are within the individual award limits set forth in the amended and restated 2011 Plan and stockholders must approve the material terms of the performance goals every five years. Stockholder approval does not guarantee that incentive compensation that we pay to our covered employees will qualify as performance-based compensation for purposes of Section 162(m), but will permit the Compensation Committee to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so. If the amendment and restatement of the 2011 Plan is not approved by the stockholders, the 2011 Plan will remain in effect in accordance with its present terms and we may continue to make grants under it.

The total number of shares reserved for issuance under the 2011 Plan before giving effect to the amendment and restatement equals the sum of (a) 5,275,446 shares and (b) any shares of Common Stock that as of November 7, 2011 were available for issuance under the Radius Health, Inc. 2003 Long-Term Incentive Plan, or the 2003 Plan, or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 5,854,385. Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2011 Plan as of March 29, 2016:

Shares subject to outstanding awards	5,037,865
Shares issued pursuant to awards	267,831
Shares available for issuance pursuant to future awards	122,912

For additional information regarding equity awards outstanding and available for future grants as of December 31, 2015, see "Executive Compensation—Equity Compensation Plan Information." If this Proposal 4 is approved, an additional 3,700,000 shares will become available for issuance under the 2011 Plan.

In addition, the amendment and restatement of the 2011 Plan will implement the following plan changes that we believe are consistent with best practices in equity compensation for our company:

  •
  For all awards granted under the 2011 Plan a majority of the Board voting in favor of a decision that a change of control of the Company has occurred will no longer, by itself, constitute a change of control under the 2011 Plan;

  •
  For awards granted on or after the effective date of the amendment and restatement of the 2011 Plan, a dissolution or liquidation of the Company will no longer constitute a change in control and the total combined voting power of the Company's outstanding securities that must be directly or indirectly acquired to constitute a change of control of the Company for purposes of the 2011 Plan will be increased from 20% to 30%;

  •
  Future awards granted under the 2011 Plan will be subject to a minimum one year vesting requirement, provided that the minimum vesting requirement need not apply to awards that result in the issuance of an aggregate of up to 5% of the shares available for issuance under the 2011 Plan; and the plan administrator will retain
2016 Proxy Statement	Radius Health, Inc.	17

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

    discretion to accelerate the vesting of awards in connection with or following a participant's death, disability or termination of service or the consummation of a change in control;

  •
  The requirement imposed by prior plan amendments that shares of stock tendered in payment of withholding taxes relating to awards or the exercise price of stock options or stock-settled stock appreciation rights issued under the 2011 plan, or shares the Company purchases on the open market with cash proceeds from the exercise of options, are not again available for issuance under the 2011 Plan will be clarified; and

  •
  A limit of 75,000 shares will be imposed on the aggregate number of shares of Common Stock that may be subject to awards granted to a non-employee director for services as a non-employee director during any calendar year, subject to exception in extraordinary circumstances.

DETERMINATION OF ADDITIONAL SHARES UNDER THE 2011 PLAN

In determining to approve the amendment and restatement of the 2011 Plan, the Board considered the recommendation of the Compensation Committee, which reviewed an analysis prepared by Radford, the Company's compensation consultant, prior to recommending the Board approve the amendment and restatement of the 2011 Plan. Specifically, the Board and Compensation Committee considered that:

  •
  Our Company grew by 94 employees, or approximately 336% since March 2015 when the Board last approved, subject to stockholder approval, an increase in the number of shares available for issuance under the 2011 Plan. We also expect that our annual grant levels will increase as a result of our plan to add approximately 250 additional employees in 2016.

  •
  Based on historical usage, if we do not increase the shares available for issuance under the 2011 Plan, we would expect to exhaust the available shares under the 2011 Plan during 2016, at which time we would lose an important compensation tool. If our stockholders approve the amendment and restatement, we estimate that the shares reserved for issuance under the 2011 Plan, as amended and restated, would be sufficient for approximately two additional years of awards, depending on projected new employee growth and assuming we continue to grant awards consistent with our historical usage and current practices. However, the share reserve under the 2011 Plan, as amended and restated, could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

  •
  Based on the Radford analysis, and our stock price and headcount growth assumptions, the projected 2016 burn rate of 4.7% and the issued stock overhang rate of 15.0% would be consistent with market competitive levels. For this purpose, "burn rate" is calculated as options granted divided by total common shares issued and outstanding for the last fiscal year, and "overhang rate" is calculated as total options outstanding, divided by total common shares issued and outstanding.

  •
  If approved, the issuance of the additional 3,700,000 shares to be reserved under the 2011 Plan represents 8.6% of the number of shares of our Common Stock outstanding as of March 29, 2016.

In consideration of these factors, and our belief that the ability to continue granting equity compensation is vital to our attracting and retaining employees, we believe that the amendment and restatement of the 2011 Plan and the size of the share reserve under the 2011 Plan after giving effect to the amendment and restatement are reasonable, appropriate and in the best interests of the Company at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

SUMMARY OF THE 2011 PLAN

This section summarizes certain principal features of the 2011 Plan, as amended and restated subject to stockholder approval. The summary is qualified in its entirety by reference to the complete text of the amended and restated 2011 Plan, which is attached to this proxy statement as Exhibit A.

2016 Proxy Statement	Radius Health, Inc.	18

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

The 2011 Plan provides for the grant of stock options intended to qualify as incentive stock options under the Internal Revenue Code, or ISOs, to employees, and for the grant of nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, stock grants, performance units and performance awards to employees, consultants and non-employee directors, for the purposes of encouraging their ownership of our Common Stock and providing additional incentives to promote the success of our business through the grant of awards of or pertaining to the Common Stock.

Securities Subject to the 2011 Plan

If the amendment and restatement of the 2011 Plan is approved, the number of shares of Common Stock reserved for issuance under the 2011 Plan will be equal to the sum of (i) 8,975,446 shares and (ii) any shares of our Common Stock which as of the November 7, 2011 were available for issuance under the 2003 Plan or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 9,554,385. The maximum number of shares that may be issued pursuant to ISOs is 9,554,385. The shares of Common Stock covered by the 2011 Plan are authorized but unissued shares, treasury shares or Common Stock purchased on the open market.

To the extent that an option or stock-settled stock appreciation right terminates, expires or lapses for any reason or is cancelled without having been exercised in full or to the extent any other award is forfeited, any shares subject to the award (to the extent of such termination, expiration, lapse, cancellation or forfeiture) may be used again for new grants under the 2011 Plan. However, the 2011 Plan does not allow the share pool available for awards to be recharged or replenished with previously owned shares that are tendered to satisfy the exercise price of a stock option or a stock-settled stock appreciation right, with shares that are tendered or withheld to satisfy a tax withholding obligation or with shares the Company purchases on the open market with cash proceeds from the exercise of options.

Individual Award Limits

The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any participant pursuant to the 2011 Plan during any calendar year is 548,245 shares of Common Stock. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount that may be paid in cash to any participant during any calendar year pursuant to awards granted under the 2011 Plan that are initially payable in cash is $2,000,000.

Director Compensation Limit

The maximum number of shares of Common Stock that may be subject to one or more awards granted to any non-employee director for services as a non-employee director during any calendar year is 75,000 shares of Common Stock, subject to (i) adjustment to take into account equity restructurings and certain other corporate transactions as described below and (ii) exception in extraordinary circumstances, as determined by the plan administrator. A non-employee director receiving shares in excess of the compensation limit may not participate in the decision to award such excess shares or in any contemporaneous compensation decisions involving non-employee directors. For additional information regarding our non-employee director compensation program, please see "Director Compensation—2015 Director Compensation."

Minimum Vesting

Awards granted under the 2011 Plan (other than cash-settled awards) will not vest earlier than the date that is one year following the date the award is approved by the Compensation Committee; provided that awards resulting in the issuance of an aggregate of up to 5% of the shares of Common Stock available under the 2011 Plan may be granted to any one or more participants without respect to such minimum vesting provisions. The plan administrator will also retain discretion to accelerate the vesting of awards in connection with or following a participant's death, disability or termination of service or the consummation of a change in control.

2016 Proxy Statement	Radius Health, Inc.	19

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Administration

The 2011 Plan provides that the Compensation Committee administers the 2011 Plan, although the Board may exercise any powers and responsibilities assigned to the Compensation Committee at any time. The Compensation Committee has the authority to interpret the 2011 Plan, including the power to determine eligibility, the types and sizes of awards, the price, timing and other terms and conditions of awards and the acceleration or waiver of any vesting or forfeiture restriction, subject to the limitations of the 2011 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board or one or more executive officers the authority to grant awards to non-officer employees and consultants, in accordance with any guidelines as the Compensation Committee may determine.

Eligibility

Persons eligible to participate in the 2011 Plan include employees, consultants and non-employee directors of the Company and its affiliates, as determined by the Compensation Committee. As of March 29, 2016, approximately 122 employees and nine non-employee directors were eligible to receive awards under the 2011 Plan. In addition, the Company frequently uses the services of individual consultants on an as-needed basis; however, consultants are not generally considered for awards under the 2011 Plan. As of March 29, 2016, a total of approximately 75 individual consultants were engaged by the Company, five of which consultants held outstanding awards under the 2011 Plan. Only employees of the Company and certain of its parent and subsidiary corporations, should we have any in the future, are eligible to receive grants of options intended to qualify as ISOs.

No Repricings or Exchanges without Stockholder Approval

The 2011 Plan requires the Company to obtain stockholder approval prior to (a) reducing the exercise price per share of an outstanding stock option or stock appreciation right awarded under the 2011 Plan or (b) cancelling an outstanding stock option or stock appreciation right in exchange for cash or another award under the 2011 Plan at a time when the price per share of the stock option or stock appreciation right exceeds the fair market value of our Common Stock (unless the cancellation and exchange occurs in connection with a corporate transaction).

Stock Options

The 2011 Plan authorizes the grant of stock options, including ISOs and nonqualified stock options. Under the 2011 Plan, the exercise price of ISOs granted pursuant to the 2011 Plan will not be less than 100% of the fair market value of our Common Stock on the date of grant (as determined under the 2011 Plan), and the exercise price of nonqualified stock options granted pursuant to the 2011 Plan will be determined by the Compensation Committee. Stock options are subject to such vesting and exercisability conditions as are determined by the Compensation Committee and set forth in a written stock option agreement. In no event may an ISO have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of the Company's stock are required to have an exercise price that is not less than 110% of the fair market value of our Common Stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.

Stock Appreciation Rights

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. The grant price of each stock appreciation right granted under the 2011 Plan will be no less than the fair market value of a share of our Common Stock on the date of grant of the stock appreciation right (as determined under the 2011 Plan). The Compensation Committee is authorized to issue stock appreciation rights in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2011 Plan.

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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Restricted Stock

Restricted stock is the grant of shares of our Common Stock at a price, if any, determined by the Compensation Committee that are nontransferable and may be subject to forfeiture until specified vesting conditions are met. Restricted stock will be evidenced by a written agreement. During the period of restriction, restricted stock is subject to restrictions and vesting requirements, as provided by the Compensation Committee. The restrictions may lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

Restricted Stock Units

A restricted stock unit provides for the issuance of a share of our Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Compensation Committee will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which payments under the restricted stock units will be made, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Internal Revenue Code. On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of our Common Stock (or the fair market value of one such share of Common Stock in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Performance Units

Performance units represent the participant's right to receive an amount, based on the value of the Common Stock, if performance goals established by the Compensation Committee are achieved. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit.

Performance Awards

A performance award is a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, shares of Common Stock or a combination of both, as determined by the Compensation Committee. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. The Compensation Committee will also determine whether performance awards are intended to be performance-based compensation with the meaning of Section 162(m) of the Internal Revenue Code.

Stock Grants

A stock grant is a grant in the form of shares of Common Stock. The number or value of shares of any stock grant will be determined by the Compensation Committee.

Dividends; Dividend Equivalents

The 2011 Plan authorizes the Compensation Committee to provide a participant with the right to receive dividends or dividend equivalents with respect to shares of Common Stock covered by an award granted under the 2011 Plan. Dividends and dividend equivalents may be settled in cash or shares of Common Stock, as determined by the Compensation Committee.

Payment Methods

Under the 2011 Plan, payments made upon exercise of an option may be made by cash or check, if the Common Stock is traded on an established market, through a formal cashless exercise program authorized by the Company in which a market sell order is placed with a broker with respect to shares of Common Stock then-issuable upon exercise or vesting of an award, and the broker is directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required (provided that payment of such proceeds is then made to the Company upon settlement of such sale), or, subject to the approval of the Compensation Committee: (1) by

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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

shares of Common Stock issuable pursuant to the award or previously held, or (2) by such other legal consideration deemed acceptable by the Compensation Committee.

Performance-Based Compensation under Section 162(m) of the Internal Revenue Code

The Compensation Committee will determine whether specific performance awards are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and will have discretion to pay compensation that is not qualified performance-based compensation and that is not tax deductible. Under Section 162(m), a "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. Section 162(m) imposes a $1 million cap on the compensation deduction that the Company may take in respect of compensation paid to covered employees; however, compensation that qualifies as qualified performance-based compensation is excluded from the calculation of the $1 million cap.

In order to constitute qualified performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our Compensation Committee and based on stockholder-approved performance criteria. In asking our stockholders to approve the amendment and restatement of the 2011 Plan, we are also requesting our stockholders approve the below performance criteria to allow the Company to qualify awards as qualified performance-based compensation.

The 2011 Plan includes the following performance criteria that may be considered by the Compensation Committee when granting performance-based awards: cash flow (before or after dividends), earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), stock price, return on equity, stockholder return or total stockholder return, return on capital (including, without limitation, return on total capital or return on invested capital), return on investment, return on assets or net assets, market capitalization, economic value added, debt leverage (debt to capital), revenue, sales or net sales, backlog, income, pre-tax income or net income, operating income or pre-tax profit, operating profit, net operating profit or economic profit, gross margin, operating margin or profit margin, return on operating revenue or return on operating assets, cash from operations, operating ratio, operating revenue, market share improvement, general and administrative expenses and customer service. Any of the foregoing performance criteria may be measured with respect to us, any subsidiary, division, business unit or individual, either in absolute terms or relative to a pre-established target, to previous years' results or to a designated comparison group. The Compensation Committee will objectively define the manner of calculating the performance criteria it selects to use for awards intended to constitute qualified performance-based compensation, including whether or to what extent there will not be taken into account any of the following events that occur during a performance period: asset write-downs, litigation, claims, judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs and any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) as publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial conditions for a completed quarterly or annual fiscal period. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the types of performance-based awards to be granted, and the performance goals that will be used to measure the performance for the period.

Forfeiture of Unvested Awards; Leave of Absence

Upon the termination of service of the holder of an option or stock appreciation right, unless otherwise provided by the Compensation Committee, the award generally will expire on a date not later than three months after the termination of service. Except as otherwise determined by the Compensation Committee, in the event that the employment or service of the holder of an award is terminated, the unvested portion of the award will generally be

2016 Proxy Statement	Radius Health, Inc.	22

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

forfeited or may be subject to repurchase by the Company, and will cease to vest or become exercisable after the termination.

The Compensation Committee may provide that an award will continue to vest for some or all of the period of a leave of absence, or that vesting of an award will be tolled during a leave of absence, consistent with applicable law.

Transferability

Generally, awards under the 2011 Plan may only be transferred by will or the laws of descent and distribution, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. However, subject to certain terms and conditions, the Compensation Committee may permit a holder to transfer a nonqualified stock option or shares of restricted stock to any "family member" under applicable securities laws.

Adjustments

In the event of a declaration of a stock dividend, a stock split, a reverse stock split, a recapitalization, a reclassification, a reorganization or a similar occurrence, the Compensation Committee will make appropriate adjustments to:

  •
  the number and kind of shares available for future grants;

  •
  the number and kind of shares covered by each outstanding award;

  •
  the grant or exercise price under each outstanding award; and

  •
  the repurchase right of each share of restricted stock.

Corporate Transactions

In the event of a "change of control" of the Company (as defined in the 2011 Plan), the Compensation Committee will take any action it deems necessary or appropriate, including to accelerate an award in whole or in part. A stock appreciation right granted in tandem with a stock option that can only be exercised during limited periods following a change of control of the Company may entitle the holder to receive an amount based on the highest price paid or offered for our Common Stock in a transaction relating to the change of control or paid during the thirty-day period immediately preceding the change of control.

The Compensation Committee also has the authority under the 2011 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Upon a liquidation or dissolution of the Company, except as otherwise provided in an applicable award agreement or another agreement between the award holder and the Company, all forfeiture restrictions and/or performance goals with respect to an award will automatically be deemed terminated or satisfied, as applicable.

Under the 2011 Plan, a "change of control" of the Company generally means the occurrence of any of the following:

  •
  any (a) merger or consolidation of the Company in which our Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) sale or exchange of all of our Common Stock for cash, securities or other property, or (c) sale, transfer or other disposition of all or substantially all of the Company's assets in a single transaction or series of related transactions, in each case, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction;

  •
  any person or group of persons directly or indirectly acquires (including by means of a merger or consolidation) beneficial ownership of securities possessing more than (a) with respect to awards under the 2011 Plan granted
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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

    from and after the effective date of the amendment and restatement of the 2011 Plan, 30% of the total combined voting power of the Company's outstanding securities, or (b) with respect to awards under the 2011 Plan granted before the effective date of the amendment and restatement of the 2011 Plan, 20% of the total combined voting power of the Company's outstanding securities, in each case, unless pursuant to a tender or exchange offer made directly to our stockholders that the Board recommends our stockholders accept, other than (i) the Company or its affiliates, (ii) an employee benefit plan of the Company or any of its affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

  •
  over a period of 36 consecutive months or less there is a change in the composition of the Board such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (a) have been Board members continuously since the beginning of that period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (a) who were still in office at the time that election or nomination was approved by the Board.

Expiration, Termination and Amendment

The Board may terminate, amend or modify the 2011 Plan and the Compensation Committee may amend the terms of outstanding awards at any time, subject to the terms of the 2011 Plan. However, stockholder approval of any amendment is required to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. No amendment may impair the rights under an outstanding award without the holder's consent unless, prior to a change of control, the Compensation Committee determines the amendment is required or advisable to satisfy any law or regulation or avoid adverse financial accounting consequences or that the amendment is not reasonably likely to significantly diminish the benefits provided under the award or that any such diminution has been adequately compensated.

The term of the 2011 Plan will expire on March 11, 2025, unless earlier terminated by the Board.

FEDERAL INCOME TAX CONSEQUENCES

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards of stock options granted under the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options. The grant of a non-qualified stock option under the 2011 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is expected to be entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Incentive Stock Options. The grant of an incentive stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of

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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is expected to be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code and so long as the participant's total compensation is deemed reasonable in amount.

The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. The grant of a stock appreciation right is expected to have no federal income tax consequences to either the participant or the Company. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to a stock appreciation right in an amount equal to the aggregate amount of cash and the fair market value of any Common Stock received. Subject to the deduction limitations described below, the Company generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Internal Revenue Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Internal Revenue Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The Company is expected to be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the Company is expected to be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the Company is expected to be entitled to a corresponding tax deduction equal to the dividends includible in the participant's income as

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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The Company will generally be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units. There are expected to be no federal income tax consequences to either the participant or the Company upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the Company generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Performance Awards. There are expected to be no federal income tax consequences to either the participant or the Company upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of Common Stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the Company is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Dividend Equivalents. Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the Company generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Limitations on the Company's Compensation Deduction. Section 162(m) of the Internal Revenue Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by our stockholders, and meets certain other criteria, as described above under the heading "—Performance-Based Compensation under Section 162(m) of the Internal Revenue Code."

Excess Parachute Payments. Section 280G of the Internal Revenue Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the Company or certain affiliates. Accelerated vesting or payment of awards under the amended and restated 2011 Plan upon a change in ownership or control of the Company or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the Company, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2011 Plan, as amended and restated, are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the plan are not exempt from Section 409A. However, if the 2011 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

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PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

PLAN BENEFITS

Awards under the 2011 Plan, as amended and restated, are subject to the discretion of the Compensation Committee or the Board. On March 9, 2016, our Board of Directors granted each non-employee director an option to purchase 27,500 shares of Common Stock. These options exceeded the number of shares available for issuance under the 2011 Plan at the time of grant and, consequently, were issued subject to our stockholders approving an increase sufficient to permit such issuance, as required by Nasdaq listing rules and proposed in this Proposal 4. The options have an exercise price equal to $37.07, the closing price of our Common Stock on the date of grant, and will vest on the first anniversary of the date of grant, subject to a director's continued service on the Board. If stockholders do not approve the amendment and restatement of the 2011 Plan, the options will be automatically forfeited and cancelled. Other than these stock option awards for non-employee directors and awards that will be made automatically under our non-employee director compensation program unless it is amended, no determinations have been made by the Compensation Committee or the Board as to any future awards that may be granted pursuant to the 2011 Plan. Therefore, it is not possible to otherwise determine the benefits that will be received in the future by participants in the 2011 Plan. The following table sets forth, with respect to the individuals and groups identified therein, information regarding options to purchase shares of our Common Stock awarded under the 2011 Plan through March 29, 2016.

Name and Position	Stock Options Granted Since Adoption of 2011 Plan (#)[1]		Number of Units Granted Since Adoption of 2011 Plan (#)[2]

Robert E. Ward, President, Chief Executive Officer and Director	1,207,855		—
B. Nicholas Harvey, Senior Vice President, Chief Financial Officer, Treasurer and Secretary	150,595		—
Lorraine Fitzpatrick, M.D., Chief Medical Officer	225,000		—
David Snow, Chief Commercial Officer	175,000		25,000
Brent Hatzis-Schoch, Senior Vice President and General Counsel	202,500		—
All current executive officers as a group (8 persons)	2,795,287		25,000
All current directors who are not executive officers (9 persons)	833,755	[3]	—
All employees who are not current executive officers	1,637,953		—

1
As of March 29, 2016, options outstanding under the 2011 Plan have a weighted average exercise price of $31.45 per share and a weighted average remaining life of approximately 9 years. The market value of all shares underlying options outstanding under the 2011 Plan as of March 29, 2016 was $154.6 million, based on the closing price of our Common Stock on that date.

2
Represent performance units, or PUs, awarded to Mr. Snow on September 9, 2015 in connection with his commencement of employment. The PUs have a weighted-average grant-date fair value of $49.59. For additional details regarding the PUs, please see "Executive Compensation—Compensation Discussion and Analysis—Components of Compensation—Equity-Based Awards."

3
The amount shown includes options to purchase a total of 247,500 shares of our Common Stock issued to non-employee directors on March 9, 2016 subject to our stockholders approving an increase in the number of shares available for issuance under the 2011 Plan sufficient to permit such issuance, as required by Nasdaq listing rules and proposed in this Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Radius Health, Inc. 2011 Equity Incentive Plan.

STOCKHOLDER APPROVAL REQUIREMENT

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

2016 Proxy Statement	Radius Health, Inc.	27

PROPOSAL 5 Approval of Employee Stock Purchase Plan

In this Proposal 5, we are requesting stockholders approve the adoption of our Employee Stock Purchase Plan (the "Purchase Plan"). On April 5, 2016, the Board adopted the Purchase Plan, subject to stockholder approval, to be effective as of the date on which our stockholders approve the Purchase Plan. The Purchase Plan is described in more detail below. If this Proposal 5 is not approved by our stockholders, the Purchase Plan will not become effective.

OVERVIEW OF PROPOSED PURCHASE PLAN

Background and Proposed Share Reserve

The Board has unanimously adopted, subject to stockholder approval, the Purchase Plan for our employees and the employees of our participating subsidiaries. The Purchase Plan will initially authorize the issuance of 429,842 shares of Common Stock. The number of shares authorized for issuance under the Purchase Plan will be annually increased on the January 1 of each year during the term of the Purchase Plan, beginning on January 1, 2017 and ending on and including January 1, 2026, by an amount equal to the lesser of (a) 1% of the shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by the Board. The maximum aggregate number of shares issuable under the Purchase Plan will be 4,298,424, which represents approximately 10% of the outstanding shares of Common Stock on the date the Board approved the Purchase Plan.

The primary purpose of the Purchase Plan is to assist eligible employees in acquiring a stock ownership interest in the Company pursuant to a plan intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code and to help eligible employees provide for their future security and to encourage them to remain in the employment of the Company and its participating subsidiaries. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a discounted price. We believe that our stockholders will correspondingly benefit from the increased interest on the part of participating employees in the success of the Company.

We believe that the Purchase Plan is a powerful incentive and retention tool that will benefit all of our stockholders. Specifically, we believe the Purchase Plan will enable the Company to: (1) provide eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, (2) enhance such employees' sense of participation in the affairs of the Company, and (3) provide an incentive for continued employment. The Purchase Plan will also align the interests of employees with those of stockholders through increased stock ownership.

The Board approved the Purchase Plan based upon a recommendation of the Compensation Committee. In making its determination, the Compensation Committee and the Board considered various factors in determining the appropriate share reserve under the Purchase Plan, including an analysis prepared by Radford of practices of our 2016 peer group of Companies described in "Executive Compensation—Compensation Discussion and Analysis—Role of Compensation Consultant in Determining Executive Compensation" and certain burn rate, dilution and overhang metrics as well as the costs of the share reserve. Specifically, the Board and the Compensation Committee considered that:

  •
  Radford determined that 84% of the companies constituting our 2016 peer group maintain an employee stock purchase plan that is intended to be tax-qualified and 47% of our 2016 peer group companies maintain such a plan with an "evergreen" feature that provides an automatic increase in the number of shares available under the plan, typically at the rate of 1% of outstanding shares per year.

  •
  The 429,842 shares to be initially reserved for issuance under the Purchase Plan represents approximately 1% of outstanding shares as of the date the Board approved the Purchase Plan.

  •
  The total aggregate equity value of the shares being requested under the Purchase Plan, based on the closing price for one share of the Company's Common Stock on March 29, 2016 and assuming the we receive the maximum evergreen increase under the Purchase Plan during the evergreen provision's ten-year term, is $132.6 million.
2016 Proxy Statement	Radius Health, Inc.	28

PROPOSAL 5—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

  •
  In determining the size of the share reserve under the Purchase Plan, our Board considered the number of equity awards granted by our company during the past two calendar years, which includes all years that our company has been publicly traded. In calendar years 2014 and 2015, our annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans were 15.7% and 3.8%, respectively.

  •
  We expect the proposed aggregate share reserve under the Purchase Plan to provide us with enough shares for approximately ten years, assuming we receive the maximum evergreen increase under the Purchase Plan during the evergreen provision's ten-year term, and further dependent on the price of our shares and expected hiring activity and eligible employee participation. We cannot predict these factors with any degree of certainty at this time, and the share reserve under the Purchase Plan could last for a shorter or longer time.

  •
  In fiscal years 2014 and 2015, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 20.9% and 12.9%, respectively. If the Purchase Plan is approved, we expect our overhang at the end of 2016 will be approximately 21.5% (including shares that available for issuance under the Purchase Plan).

  •
  If approved, the issuance of the 429,842 shares to be reserved under the Purchase Plan would dilute the holdings of stockholders (calculated by dividing the number of shares to be reserved under the Purchase Plan by the number of shares of the Company's Common Stock outstanding as of March 29, 2016) by an additional 1.0%.

In light of the factors described above, and the fact that the Board believes that offering an employee stock purchase plan is important to the Company's ability to continue to attract and retain employees in the labor markets in which we compete for talent, the Board has determined that the size of the share reserve under the Purchase Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the shares reserved for issuance under the Purchase Plan.

SUMMARY OF THE PURCHASE PLAN

This section summarizes certain principal features of the Purchase Plan, subject to stockholder approval. The summary is qualified in its entirety by reference to the complete text of the Purchase Plan. Stockholders are urged to read the actual text of the Purchase Plan in its entirety which is set forth in Exhibit B to this proxy statement.

Shares Available; Administration

A total of 429,842 shares of Common Stock are initially reserved for issuance under the Purchase Plan. In addition, the number of shares available for issuance under the Purchase Plan will be annually increased on the January 1 of each year during the term of the Purchase Plan, beginning on January 1, 2017 and ending on and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by the Board. The maximum aggregate number of shares issuable under the Purchase Plan is 4,298,424. We intend to register the shares reserved for issuance under the Purchase Plan on a Form S-8.

The Board or its committee will have authority to interpret the terms of the Purchase Plan and determine eligibility of participants. We expect that the Compensation Committee will be the initial administrator of the Purchase Plan. No purchase rights granted under the Purchase Plan, and no shares of the Company's stock will be issued under the Purchase Plan, until the Purchase Plan has been approved by our stockholders.

2016 Proxy Statement	Radius Health, Inc.	29

PROPOSAL 5—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Eligibility

Our employees are eligible to participate in the Purchase Plan, if they are customarily employed by us or a participating subsidiary for at least 20 hours per week and five months or more in any calendar year. However, an employee may not be granted rights to purchase stock under our Purchase Plan if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of our common or other class of stock. The Purchase Plan administrator may also elect to exclude certain employees from participating in an offering period if the exclusion is applied in an identical manner under each offering period to all employees. As of March 29, 2016, the Company had approximately 122 employees who could have been eligible to participate in the Purchase Plan had the Purchase Plan been in effect and the subsidiaries for whom such employees work been designated as participating companies under the Purchase Plan.

Awards

The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and stock will be offered under the Purchase Plan during offering periods. The length of the offering periods under the Purchase Plan will be determined by the administrator of the Purchase Plan and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the plan administrator for each offering period, and will generally be the final trading day in each offering period. Offering periods under the Purchase Plan will commence when determined by the plan administrator. The plan administrator may, in its discretion, modify the terms of future offering periods. The Purchase Plan permits participants to purchase Common Stock through payroll deductions of up to 25% of their eligible compensation, which includes a participant's gross base compensation for services to us, including overtime payments but excluding sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. The plan administrator will establish a maximum number of shares that may be purchased by a participant during any offering period, which, in the absence of a contrary designation, will be 25,000 shares. In addition, no employee will be permitted to accrue the right to purchase stock under the Purchase Plan at a rate in excess of $25,000 worth of shares during any calendar year during which such a purchase right is outstanding (based on the fair market value per share of our Common Stock as of the first day of the offering period).

On the first trading day of each offering period, each participant will automatically be granted an option to purchase shares of our Common Stock. The option will expire at the end of the applicable offering period, and will be exercised at that time to the extent of the payroll deductions accumulated during the offering period. The purchase price of the shares will be designated by the Administrator prior to the start of an offering period and will not be less than 85% of the lower of the fair market value of our Common Stock on the first trading day of the offering period or on the purchase date. Participants may voluntarily end their participation in the Purchase Plan at any time at least one week prior to the end of the applicable offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of Common Stock. Participation ends automatically upon a participant's termination of employment. A participant may not transfer rights granted under the Purchase Plan other than by will, the laws of descent and distribution or as otherwise provided under the Purchase Plan.

Certain Transactions

In the event of certain non-reciprocal transactions with stockholders known as "equity restructurings," the plan administrator will make equitable adjustments to the Purchase Plan and outstanding awards. In the event of certain significant transactions or a change in control, the plan administrator may provide for (1) either the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of Common Stock subject to outstanding rights, (4) the use of participants' accumulated payroll deductions to purchase Common Stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights.

2016 Proxy Statement	Radius Health, Inc.	30

PROPOSAL 5—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Plan Amendment

The plan administrator may amend, suspend or terminate the Purchase Plan at any time. However, stockholder approval of any amendment to the Purchase Plan will be obtained for any amendment which increases the aggregate number or changes the type of shares that may be sold pursuant to rights under the Purchase Plan, changes the corporations or classes of corporations whose employees are eligible to participate in the Purchase Plan or changes the Purchase Plan in any manner that would cause the Purchase Plan to no longer be an employee stock purchase plan within the meaning of Section 423(b) of the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary under current law of the material U.S. federal income tax consequences to an employee who participates in the Purchase Plan. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary also assumes that the Purchase Plan complies with Section 423 of the Internal Revenue Code and is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant's personal circumstances. This summarized tax information is not tax advice and a participant of an award should rely on the advice of his or her legal and tax advisors.

The right of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of Section 423 of the Internal Revenue Code. Under the applicable Internal Revenue Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

NEW PLAN BENEFITS

Because the number of shares that may be purchased under the Purchase Plan will depend on each employee's voluntary election to participate and on the fair market value of our Common Stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of Common Stock have been issued under the Purchase Plan as it is not yet effective.

2016 Proxy Statement	Radius Health, Inc.	31

PROPOSAL 5—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the Radius Health, Inc. 2016 Employee Stock Purchase Plan.

STOCKHOLDER APPROVAL REQUIREMENT

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

2016 Proxy Statement	Radius Health, Inc.	32

Executive Officers

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position

Robert E. Ward[1]	58	President, Chief Executive Officer and Director
B. Nicholas Harvey[2]	55	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Lorraine Fitzpatrick, M.D.[3]	62	Chief Medical Officer
David Snow[4]	54	Chief Commercial Officer
Brent Hatzis-Schoch[5]	51	Senior Vice President and General Counsel
Gary Hattersley, Ph.D.[6]	49	Senior Vice President, Chief Scientific Officer
Dinesh Purandare[7]	52	Senior Vice President, Head of Global Oncology
Gregory Williams, Ph.D.[8]	56	Chief Development Officer

1
See biography on page 11 of this proxy statement.

2
B. Nicholas Harvey has served as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary since November 2010, and served as a member of our Board of Directors from November 2010 until the consummation of the Merger in May 2011. Mr. Harvey served as the Chief Financial Officer and Senior Vice President of our predecessor company from December 2006 to May 2011. Mr. Harvey received a Bachelor of Economics degree and a Bachelor of Laws degree with first-class honors from the Australian National University and an M.B.A. from the Harvard Business School.

3
Lorraine Fitzpatrick, M.D., has served as our Chief Medical Officer since July 2015. Prior to joining Radius, Dr. Fitzpatrick was a Medicine Development Leader and Group Director at GlaxoSmithKline, a pharmaceutical company, from August 2006 to July 2015. Prior to GlaxoSmithKline, she was an Executive Director at Amgen Inc., a biopharmaceutical company, focusing on osteoporosis and oncology from 2004 to 2006. She has served as Chair of the General Clinical Research Center study section of the National Center for Research Resources, National Institute of Health, or NIH; on the Advocacy Committee of the American Society of Bone and Mineral Research, or ASBMR; and as Chair of the Public Communications Committee and the Media Relations Steering Committee of The Endocrine Society, TES. She has also been a member of the Publications Committee of the ASBMR and TES and on the Advisory Committee for the Office of Research on Women's Health at the NIH. Dr. Fitzpatrick has served on the National Committee for Quality Assurance Technical Subgroup on Osteoporosis, the Clinical Guidelines Committee of TES, the Scientific Program Committees of North American Menopause Society and the ASBMR, and as Associate Editor for The Mayo Clinic Proceedings and the American Medical Association Scientific Advisory Board: Osteoporosis Guidelines. Dr. Fitzpatrick received a B.S. in Molecular Biology from Wellesley College and received her medical degree from the Pritzker School of Medicine at the University of Chicago.

4
David Snow has served as our Chief Commercial Officer since September 2015. Prior to joining Radius, Mr. Snow was President of the biopharmaceutical company, AstraZeneca's China business from January 2012 to December 2014. He was also the first global commercialization Vice President for AstraZeneca's prescription medication Brilinta and head of U.S. Commercial Operations from March 2010 to December 2011. Before joining AstraZeneca, Mr. Snow held numerous global and U.S. commercial leadership roles for Bristol-Myers Squibb, Searle and Hoechst-Roussel. He served on the Research and Development based Pharmaceutical Association Committee industry association board in China for several years. Mr. Snow received his B.S. in Business Administration from Auburn University, and an M.B.A from New York University—Leonard N. Stern School of Business.

5
Brent Hatzis-Schoch has served as our Senior Vice President and General Counsel since April 2015. From February 2015 to April 2015, Mr. Hatzis-Schoch served part-time as our General Counsel. From July 2013 to April 2015, Mr. Hatzis-Schoch was Senior Vice President and Chief Legal Counsel of Merz Pharma in Frankfurt, Germany. Prior to Merz, Mr. Hatzis-Schoch served for five years as General Counsel to Agennix AG, a publicly-traded development stage biopharmaceutical company. He has held senior legal positions in the U.S. and internationally, including as European legal counsel for Baxter International, Associate General Counsel of Pharmacia Corporation, and General Counsel of GPC Biotech AG. Mr. Hatzis-Schoch holds a J.D. from George Washington University and a B.A. from the University of Delaware.

6
Gary Hattersley, Ph.D., served as Chief Scientific Officer since January 2014. Prior to his current role, Dr. Hattersley served as our Senior Vice President of Preclinical Development from December 2011 to December 2013, and President of Biology from May 2011 to December 2011. From 2003 until the Merger, Dr. Hattersley served in various roles in our predecessor company, including as Vice President of Biology, Senior Director of Research and Director of Disease Biology & Pharmacology. Dr. Hattersley received a Ph.D. in Experimental Pathology from St. George's Hospital Medical School.

7
Dinesh Purandare has served as our Senior Vice President, Head of Global Oncology since March 2015. Prior to joining Radius, Mr. Purandare spent five years at Sanofi Oncology, a pharmaceutical company. He held the role of Vice President and Head of Marketing from March 2010 to
2016 Proxy Statement	Radius Health, Inc.	33

  September 2012, and Vice President and Project Head, from October 2012 to March 2015. He also co-chaired the Joint Development Committee (Oncology) of Sanofi and Regeneron Pharmaceuticals and was a member of the Oncology Management Team at Sanofi. Prior to Sanofi, he served as

Vice President and Head of Oncology Center of Excellence at GlaxoSmithKline headquarters in the UK and held other senior positions at Pharmacia /Pfizer and Farmitalia Carlo Erba (Milan, Italy). Mr. Purandare received degrees in Business Management and Organic Chemistry from the University of Bombay. He also received a Diploma in Advanced Marketing Management from the Chartered Institute of Marketing, U.K.

8
Gregory Williams, Ph.D., has served as our Chief Development Officer since January 2014. Prior to joining Radius, Dr. Williams was Vice President of Regulatory Affairs, Global Product and Clinical Development, and Program Management with The Medicines Company, a biopharmaceutical company, from 2006 to 2013. He was Vice President of Regulatory Affairs, Regulatory Compliance and Program Management for NPS Pharmaceuticals, a pharmaceutical company, from 2004 to 2006. Dr. Williams has a Ph.D. in Biopharmaceutics from Rutgers University and an M.B.A. from Cornell University.
2016 Proxy Statement	Radius Health, Inc.	34

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Strategy Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Radius. You can access our current committee charters and our Code of Business Conduct and Ethics in the "Corporate Governance" section of the "Investors" page of our website located at www.radiuspharm.com, or by writing to our Secretary at our offices at 950 Winter Street, Waltham, Massachusetts, 02451.

BOARD COMPOSITION

Our Board of Directors currently consists of ten (10) members: Alan H. Auerbach, Willard H. Dere, M.D., Catherine J. Friedman, Ansbert K. Gadicke, M.D., Jean-Pierre Garnier, Kurt C. Graves, Owen Hughes, Anthony Rosenberg, Debasish Roychowdhury, M.D., and Robert E. Ward. As indicated in our Restated Certificate of Incorporation, the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of Alan H. Auerbach, Willard H. Dere, M.D., Catherine J. Friedman, Ansbert K. Gadicke, M.D., Jean-Pierre Garnier, Kurt C. Graves, Owen Hughes, Anthony Rosenberg, and Debasish Roychowdhury, M.D., is an "independent director," as defined under NASDAQ rules. In evaluating and determining the independence of the directors, the Board of Directors considered the relationships that each such director has with our company and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each such director.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. In 2015 and to date in 2016, the Company engaged and paid a fee to a third party firm to identify potential director nominees. This firm assisted our Nominating and Corporate Governance Committee in identifying Catherine J. Friedman, Jean-Pierre Garnier, and Debasish Roychowdhury, M.D. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from Radius and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director. To the extent feasible, candidates are interviewed by the Nominating and Corporate Governance Committee, other members of the Board, and members of our executive management. Anthony Rosenberg, a Class III director elected to the Board in 2015, was recommended by a non-management director.

2016 Proxy Statement	Radius Health, Inc.	35

CORPORATE GOVERNANCE

In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, ethics and values; practical business judgement; experience in corporate management and finance; relevant social policy concerns; professional and academic experience relevant to our industry and operations; and experience as a board member or executive officer of another publicly held company. The Nominating and Corporate Governance Committee also considers the candidate's diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director's past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the Directors as he considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by writing: c/o Secretary, Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors is currently chaired by Mr. Graves. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the Board of Directors as a whole. As such, Mr. Ward serves as our President and Chief Executive Officer while Mr. Graves serves as the Chairman of the Board but is not an officer of the company. We expect and intend the positions of Chairman of the Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.

Our Board and Board committees have an active role in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and

2016 Proxy Statement	Radius Health, Inc.	36

CORPORATE GOVERNANCE

potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board stays regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board's leadership structure.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.radiuspharm.com in the "Corporate Governance" section of the "Investors" page. In addition, we intend to post on our website all disclosures that are required by SEC rules or NASDAQ rules concerning any amendments to, or waivers from, any provision of the code.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were six (6) meetings of the Board of Directors during the fiscal year ended December 31, 2015. During the fiscal year ended December 31, 2015, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director, except for Alan Auerbach and Ansbert K. Gadicke.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Seven directors attended the 2015 Annual Meeting of Stockholders in person. Ms. Friedman, Dr. Roychowdhury, and Mr. Garnier joined our Board subsequent to the date of the 2015 Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

As provided in our Corporate Governance Guidelines, the non-management directors meet in executive session without management directors or management present on a regularly scheduled basis, but no less than twice per year. In addition, our Corporate Governance Guidelines provide that the independent directors must also meet separately at least once per year in an executive session.

2016 Proxy Statement	Radius Health, Inc.	37

Committees of the Board

Our Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance and Strategy—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Strategy

Alan H. Auerbach		X		X
Willard H. Dere, M.D.	X		X
Catherine Friedman	Chair	X
Ansbert K. Gadicke, M.D.				X
Jean-Pierre Garnier		Chair
Kurt C. Graves		X	Chair	X
Owen Hughes	X
Anthony Rosenberg				Chair
Debasish Roychowdhury, M.D.			X
Robert E. Ward

AUDIT COMMITTEE

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

  •
  appoints, approves the compensation of, and assesses the independence of our registered public accounting firm;

  •
  oversees the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviews and discusses with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitors our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

  •
  discusses our risk management policies;

  •
  reviews and approves or ratifies any related person transactions; and

  •
  prepares the Audit Committee Report required by SEC rules (which is included on page 13 of this proxy statement).

The members of the Audit Committee are Catherine J. Friedman, Owen Hughes, and Willard H. Dere, M.D. Ms. Friedman serves as chairperson of the committee. Each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is able to read and understand fundamental financial statements, as required by the NASDAQ rules. In addition, our Board of Directors has determined that Ms. Friedman is an "audit committee financial expert" as defined under the rules of the SEC and has the requisite financial sophistication as defined under the NASDAQ rules.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2015.

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COMMITTEES OF THE BOARD

COMPENSATION COMMITTEE

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee:

  •
  reviews and approves, or makes recommendations to our Board with respect to, the compensation of the CEO and our other executive officers;

  •
  oversees an evaluation of our senior executives;

  •
  oversees and administers our cash and equity incentive plans;

  •
  reviews and makes recommendations to our Board with respect to Director cash compensation;

  •
  reviews and discusses annually with management our "Compensation Discussion and Analysis"; and

  •
  prepares the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.radiuspharm.com. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Alan H. Auerbach, Catherine J. Friedman, Jean-Pierre Garnier and Kurt Graves. Mr. Garnier serves as the chairman of the committee. Our Board has determined that each member of the Compensation Committee is independent under the NASDAQ rules, including the NASDAQ rules specific to compensation committee independence.

The Compensation Committee met seven (7) times during the fiscal year ended December 31, 2015.

For information regarding the role of compensation consultants and executive officers in determining executive compensation refer to "Executive Compensation—Compensation Discussion and Analysis—Role of Compensation Consultant in Determining Executive Compensation" and "Executive Compensation—Compensation Discussion and Analysis—Role of Executive Officers in Determining Executive Compensation" below.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee, among other things:

  •
  identifies individuals qualified to become Board members;

  •
  recommends to our Board the persons to be nominated for election as directors and to be appointed to each of the Board's committees;

  •
  reviews and makes recommendations to the Board with respect to management succession planning; and

  •
  develops and recommends to the Board corporate governance guidelines.

Our Nominating and Corporate Governance Committee consists of Kurt C. Graves, Willard H. Dere, M.D. and Debasish Roychowdhury, M.D. Mr. Graves serves as the chairman of the committee.

The Nominating and Corporate Governance Committee met three (3) times during the fiscal year ended December 31, 2015.

2016 Proxy Statement	Radius Health, Inc.	39

COMMITTEES OF THE BOARD

STRATEGY COMMITTEE

The Strategy Committee, among other things:

  •
  reviews and provides guidance to management and the Board with respect to our basic strategy and business model;

  •
  assists management and the Board in discussions on material changes in strategy, as they may evolve;

  •
  periodically reviews with management prospective candidates for corporate strategic transactions, when and as appropriate; and

  •
  advises management on the most effective and appropriate communication of its strategic initiatives with external constituencies, including but not limited to investors, financial institutions and potential collaborators.

Our Strategy Committee consists of Alan H. Auerbach, Ansbert K. Gadicke, M.D., Kurt C. Graves and Anthony Rosenberg. Mr. Rosenberg serves as the chairman of the committee.

The Strategy Committee met four (4) times during the fiscal year ended December 31, 2015.

2016 Proxy Statement	Radius Health, Inc.	40

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below during 2015, including the elements of our compensation program for named executive officers, material compensation decisions made under that program during 2015 and the material factors considered in making those decisions.

Our named executive officers for the year ended December 31, 2015 are:

  •
  Robert E. Ward, President, Chief Executive Officer and Director

  •
  B. Nicholas Harvey, Senior Vice President, Chief Financial Officer, Treasurer and Secretary

  •
  Lorraine Fitzpatrick, M.D., Chief Medical Officer

  •
  David Snow, Chief Commercial Officer

  •
  Brent Hatzis-Schoch, Senior Vice President and General Counsel

I. Compensation Philosophy and Objectives

We intend that total compensation for our named executive officers reflect a "pay for performance" compensation philosophy. Total compensation is allocated between compensation elements, taking into consideration the balance between providing short-term incentives and long-term investment in our financial performance, in a manner intended to align the interests of our named executive officers with the interests of our stockholders, reward value creation and provide competitive pay and benefits to our named executive officers. Variable incentive compensation is a key component of our compensation strategy and helps to ensure that total compensation reflects the overall success or failure of our company.

To achieve our compensation objectives, the Company provides executives with a total compensation package consisting primarily of the following fixed and variable compensation elements:

Compensation Element	Purpose

Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent
Annual Cash Incentive Plan	Provide short-term incentives to attain financial measures
Equity Incentive Awards	Promote the maximization of stockholder value by aligning the interests of employees and stockholders

II. Stockholder Say-On-Pay Votes

At our Annual Meeting of Stockholders held on May 7, 2015, we provided our stockholders with the opportunity to cast an advisory vote on executive compensation, and in future years such advisory vote will occur annually. Over 91% of the votes cast on this "say on pay" vote were voted in favor of the proposal. We have considered the results of such vote and believe the support of our stockholders for the vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. Thus we did not make changes to our executive compensation arrangements in response to the vote or to our compensation policies. In the future, we will continue to consider the outcome of our "say on pay" votes when making compensation decisions regarding our named executive officers and determining compensation policies.

III. Determination of Compensation Awards

Our Compensation Committee has principal authority for determining and approving, or recommending to our Board for approval, the compensation awards available to our named executive officers and is charged with reviewing our

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EXECUTIVE COMPENSATION

executive compensation policies and practices to ensure adherence to our compensation philosophies and objectives. In determining 2015 executive compensation, the Compensation Committee consulted with our President and Chief Executive Officer and utilized the services of a third-party compensation consultant. Refer to "Role of Compensation Consultant in Determining Executive Compensation" and "Role of Executive Officers in Determining Executive Compensation" below for additional information. Radford assisted with benchmarking senior executive new hires to support the Company and Compensation Committee in determining fully competitive and appropriate pay levels. The Compensation Committee did not know the identities of the constituent companies that comprised this survey data.

We believe that direct ownership in our company provides our named executive officers with a strong incentive to increase the value of our company. We do not currently have any formal stock ownership guidelines but we have historically encouraged equity ownership by named executive officers through awards of stock options. We believe these awards align our named executive officers' interests with our stockholders' interests.

Role of Compensation Consultant in Determining Executive Compensation

When making compensation decisions in 2015, our Compensation Committee considered advice and data provided by Radford, an Aon company. Radford did not report directly to the Compensation Committee and was retained by the Company at the recommendation of management to provide the Compensation Committee with peer group and market information that the Compensation Committee used when determining whether our executive compensation is competitive, commensurate with the executive officers' responsibilities and consistent with market trends in executive compensation practices for companies. Radford also provides services to us that are unrelated to executive compensation. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford's work in 2015 raised a conflict of interest.

In connection with the Compensation Committee's review of our executive compensation programs in December 2014, Radford conducted and presented to the Compensation Committee a competitive assessment of our compensation program for executive officers with respect to pay philosophies, pay mix, cash and equity-linked compensation. In performing this competitive assessment, Radford used a peer group selected by the Compensation Committee in consultation with Radford based on revenue, industry and executive role considerations. The peer group was used when determining 2015 compensation for our named executive officers and was comprised of the following twenty publicly traded companies in the pharmaceutical, biotechnology and life sciences industries that represent competitors for executive talent and capital:

• Acceleron Pharma	• New Link Genetics
• Aerie Pharmaceuticals	• OncoMed Pharmaceuticals
• Ambit Biosciences	• Ophthotech
• Auspex Pharmaceuticals	• Portola Pharmaceuticals
• Bluebird Bio	• Sage Therapeuticals
• Celldex Therapeutics	• Synta Pharmaceuticals
• Chimerix	• Tesaro
• Enanta Pharmaceuticals	• Tetraphase Pharmaceuticals
• Flexion Therapeutics	• Xencor
• Infinity Pharmaceuticals	• Ziopharm Oncology

Radford observed that the companies in the peer group generally target the market 50th percentile for cash compensation and at or above the market 50th percentile for equity compensation.

Based upon Radford's and management's recommendations and the exercise by the Compensation Committee's members of their industry knowledge and business judgment, the Compensation Committee determined it was appropriate to adopt a policy of targeting base salary and total cash compensation at the 50th percentile of the peer group and targeting long-term equity incentives at the 50th to 75th percentile of the peer group.

In connection with the Compensation Committee's review of our executive compensation programs in November of 2015, Radford conducted and presented to the Compensation Committee an assessment of the 2015 peer group, taking into account the progress of the Company in advancing its development programs and its growth. In particular,

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EXECUTIVE COMPENSATION

the Compensation Committee considered new selection criteria for the peer group to include companies with products under regulatory review or in the early stage of commercialization. As a result of that review, the peer group was updated for 2016 to be comprised of the following nineteen publicly traded companies in the pharmaceutical, biotechnology and life sciences industries that represent competitors for executive talent and capital:

• ACADIA Pharmaceuticals	• Intercept Pharmaceuticals
• Alnylam Pharmaceuticals	• Ironwood Pharmaceuticals
• Anacor Pharmaceuticals	• Lexicon Pharmaceuticals
• bluebird bio	• Neurocrine Biosciences
• Celldex Therapeutics	• New Link Genetics
• Chimerix	• Ophthotech
• Clovis Oncology	• Portola Pharmaceuticals
• Dyax	• Tesaro
• Exelixis	• Ultragenyx Pharmaceutical
• INSYS Therapeutics

Role of Executive Officers in Determining Executive Compensation

Our President and Chief Executive Officer made recommendations to the Compensation Committee to assist it in determining 2015 compensation levels. In addition, our President and Chief Executive Officer provided the Compensation Committee with a review of the performance of the other executive officers. While the Compensation Committee utilized this information and valued management's observations with regard to compensation, the ultimate decisions regarding 2015 executive compensation were made by the Compensation Committee or the Board upon the recommendation of the Compensation Committee.

IV. Components of Compensation

Our executive compensation program utilizes three primary pay components: base salary, annual performance-based cash incentive awards and periodic equity-based incentives, typically in the form of stock options.

Base Salary

Base salaries for our named executive officers were initially established through arm's length negotiation at the time an executive was hired. In connection with the hiring of Dr. Fitzpatrick, Mr. Snow and Mr. Hatzis-Schoch in 2015, the Compensation Committee assessed market survey data based on the experience of the candidates in order to develop a compensation package, including their annual base salaries, that the Compensation Committee believed necessary to attract and retain the employment of Dr. Fitzpatrick and Messrs. Snow and Hatzis-Schoch.

The Compensation Committee periodically reviews and evaluates, with input from our President and Chief Executive Officer other than with respect to his own salary, the need for adjustment of the base salaries of named executive officers based on changes and expected changes in the scope of an executive's responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive's performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry. No specific weight is assigned to any of these criteria.

The following table sets forth the base salaries of our named executive officers for 2015 and 2016.

Name	2015 Base Salary	Percent Change[1]	2016 Base Salary	Percent Change[1]

Robert E. Ward	$477,700	6%	$525,471	10%
B. Nicholas Harvey	$313,900	6%	$332,700	6%
Lorraine Fitzpatrick	$350,000	N/A	$378,000	8%
David Snow	$385,000	N/A	$396,600	3%
Brent Hatzis-Schoch	$367,300	N/A	$378,300	3%

1
Represents the percentage change in base salary from the prior year. Base salaries are effective January 1 of the given year.
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EXECUTIVE COMPENSATION

Annual Performance-Based Cash Incentives

We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term company performance. Each named executive officer is eligible to receive an annual performance-based cash bonus based on achievement of performance goals developed by our Compensation Committee or Board with input from our President and Chief Executive Officer. Each named executive officer has a target annual bonus award amount, expressed as a percentage of the named executive officer's base salary. After the year is completed, the Compensation Committee reviews actual performance against the stated goals and determines subjectively what it believes to be the appropriate level of cash bonus, if any, for the named executive officers. For 2015, the actual bonus amounts for our named executive officers were approved by our Compensation Committee.

The 2015 target bonus percentages for Dr. Fitzpatrick, Mr. Snow and Mr. Hatzis-Schoch were established in connection with their hiring at levels that the Compensation Committee believed, based on the collective experience and judgment of its members and the Compensation Committee's review of market survey data, were appropriate to attract and retain the employment of Dr. Fitzpatrick, and Messrs. Snow and Hatzis-Schoch and to motivate them to maintain a high level of performance. In December 2014, the Compensation Committee reviewed our executive compensation programs and approved a 5% increase in each of Mr. Ward's and Mr. Harvey's annual bonus target for 2015. These increases were based upon recommendations by Radford and management and were intended to help the Company maintain a competitive executive compensation package and implement the pay philosophy of targeting total cash compensation for executive officers at a level approximating the 50th percentile of the 2015 peer group described above.

Our corporate, financial and operational goals for our 2015 fiscal year were:

  •
  completion of all outstanding Phase 1 trials for abaloparatide-SC;

  •
  assembly and submission of a new drug application ("NDA"), to the Food and Drug Administration ("FDA"), and a marketing authorization application to the European Medicines Agency, for abaloparatide-SC;

  •
  report progress on RAD 1901 Phase 1 study in the United States and initiate a Phase 1 clinical study in the European Union;

  •
  initiate clinical evaluation of an optimized abaloparatide-TD patch;

  •
  achieve year-end financial status consistent with the Board approved budget; and

  •
  development of organizational capacity and capability to achieve 2015 objectives.

In February 2016, the Compensation Committee met to review performance against the Company's goals for 2015. The Compensation Committee determined that the Company had met all goals set for fiscal year 2015, with the exception of the submission of the NDA for abaloparatide-SC, which the Company decided in November 2015 to move to the end of the first quarter of 2016. The Compensation Committee concluded that the Company had exceeded the goal regarding progress with clinical development of RAD1901 by initiating a phase 2b clinical trial of RAD1901 in vasomotor symptoms prior to year-end in addition to the progress made with clinical development of RAD1901 in breast cancer. The Compensation Committee also determined that the Company had significantly exceeded the goal to achieve year-end financial status consistent with the approved budget by ending 2015 with $473.3 million in cash, cash equivalents and marketable securities. Overall, the Compensation Committee determined that actual corporate performance was one hundred and seven percent (107%) of target. The Compensation Committee also reviewed each individual named executive officer's performance within his or her area of responsibility and, based on the individual's performance against, and contribution to achievement of, our corporate goals and the scope of the executive officer's area of responsibility, as well as the collective business judgment and industry experience of the individual

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EXECUTIVE COMPENSATION

Compensation Committee members, the Compensation Committee approved the bonuses for our named executive officers set forth in the table below.

	2015 Target Bonus[1]		2015 Actual Bonus[1]

Name	% of Base Salary	$	% of Base Salary	$

Robert E. Ward	55%	262,735	63%	$300,805
B. Nicholas Harvey	35%	109,865	45%	$141,067
Lorraine Fitzpatrick	35%	53,168	43%	$65,965
David Snow	35%	41,854	37%	$44,637
Brent Hatzis-Schoch	35%	128,555	44%	$160,938

1
The amounts shown for Dr. Fitzpatrick and Mr. Snow are prorated to reflect their partial year of service with us in 2015.

In connection with the executive compensation review, the Compensation Committee also approved a 5% increase in each named executive officer's annual bonus target for 2016. These increases were based upon recommendations by Radford and management and were intended to help the Company maintain a competitive executive compensation package and implement the pay philosophy of targeting total cash compensation for executive officers at a level approximating the 50th percentile of the 2015 peer group described above.

Equity-Based Awards

Our Compensation Committee believes that employees in a position to make a substantial contribution to the long-term success of our company should have a significant and ongoing stake in our company. Equity awards not only compensate but also motivate and encourage retention of key employees by providing an opportunity for the recipients to participate in the ownership of the company. In addition, we believe equity awards align the interests of key employees with the interests of our stockholders.

We have historically made initial awards of stock options to named executive officers upon their commencing employment with us and from time to time thereafter as the Board or Compensation Committee determined appropriate to motivate, retain and reward the named executive officers for their performance and our success. Stock options have been tied to both time and performance based vesting conditions. Generally, our time-based stock options vest as to 25% of the underlying shares on the first anniversary of the date of grant (or employment commencement for initial awards) and in 36 monthly installments during the three years thereafter, subject to the holder's continued service through the vesting date. Our performance-based stock options are eligible to vest based on achievement key performance milestones selected by our Board or Compensation Committee with the intent of increasing stockholder value and encouraging long-term commitment to our success. Time-based awards may also be subject to accelerated vesting upon achievement of performance conditions.

For 2015, the Compensation Committee implemented a policy of targeting equity compensation for executive officers at the 50th to 75th percentile of the 2015 peer group described above. This policy was developed based on recommendations by Radford and management and was intended to help the Company maintain a competitive executive compensation package and more closely align the interests of named executive officers with the interests of stockholders by encouraging increased named executive officer equity holdings. The Compensation Committee evaluates various other factors when determining the precise number of equity-based awards to grant to named executive officers, including the base salary and target annual cash incentive opportunity of the named executive officer, the value of the total compensation package the committee deems appropriate to attract and retain highly qualified named executive officers in light of the competitive environment, a named executive officer's ability to influence and create long-term stockholder value and, with respect to awards granted to named executive officers from time to time after they have commenced employment, the equity-based holdings of the named executive officer and the individual's personal experience and performance in recent periods.

Dr. Fitzpatrick, Mr. Snow and Mr. Hatzis-Schoch each received stock option awards in 2015 in recognition of their commencing employment with us. The terms of these awards were negotiated at arm's length with the named executive officer at the time the named executive officer was hired.

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EXECUTIVE COMPENSATION

The following table sets forth the terms of the stock options:

Name	Grant Date	Number of Option Awards Granted

Lorraine Fitzpatrick	7/27/2015	150,000[1]
David Snow	9/9/2015	100,000[2]
Brent Hatzis-Schoch	2/26/2015	140,000[3]

1
This stock option vests as to 25% of the underlying shares on July 27, 2016, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

2
This stock option vests as to 25% of the underlying shares on September 9, 2016, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

3
This stock option vests as to 5% of the underlying shares on February 26, 2016, an additional 20% on April 1, 2016 and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

All of the awards detailed above were granted with an exercise price equal to the closing price of our common stock on the option grant date. For a discussion of the impact that certain terminations of employment or a change in control of our Company would have on the vesting of these awards, please see "—Potential Payments upon Termination or Change in Control."

In connection with his commencing employment, Mr. Snow received an award of 25,000 performance units ("PUs") in addition to his stock option award described above. Each PU which is earned entitles Mr. Snow to receive one share of our Common Stock if and when the PU vests. The PUs are earned, if at all, in three increments of 5,000 units, 10,000 units and 10,000 units if our average stock price on the NASDAQ Global Market measured over a measurement period of 45 consecutive trading days ending no later than September 9, 2018 exceeds $75, $100 and $120, respectively. Earned units vest on, and are converted into shares of our Common Stock after, the first anniversary of the final day of the measurement period with respect to which the units were earned. If Mr. Snow's employment is terminated without cause or due to his resignation for good reason within 12 months following a change in control, any unearned or unvested units will be deemed immediately earned and vested.

Retirement Programs

We maintain a tax-qualified 401(k) defined contribution plan in which substantially all of our full-time employees, including our named executive officers, are eligible to participate. During 2015, we provided an employer matching contribution equal to 100% of a participant's eligible contributions of up to 3% of eligible compensation, subject to limits established by the Internal Revenue Code. Effective January 1, 2016, we provide an employer matching contribution equal to 100% of a participant's eligible contributions of up to 3% of eligible compensation and 50% of the next 2% of eligible compensation, subject to limits established by the Internal Revenue Code. All matching contributions are fully vested when made. Our 401(k) plan is intended to provide our employees, including our named executive officers, with an opportunity for tax-efficient savings and long-term financial security. We do not maintain any defined benefit pension plans, non-qualified deferred compensation plans or other special or supplemental executive retirement programs.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, with the exception of maximum coverage limits under our life insurance plan, subject to the terms and eligibility requirements of those plans. We believe that the availability of our broad-based employee benefit programs enhances employee morale and loyalty. We do not generally provide perquisites or other personal benefits or tax "gross-ups" or reimbursements to named executive officers, although we have from time to time reimbursed relocation expenses for executive officers who we require to relocate when performing their duties for us.

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EXECUTIVE COMPENSATION

Employment and Severance Arrangements

We consider maintenance of a strong management team essential to our success. To that end, the Company recognizes that the uncertainty which may exist among management with respect to their "at-will" employment with us could result in the departure or distraction of management personnel to our detriment. Accordingly, our Board and Compensation Committee have determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of our management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of our named executive officers has entered into an agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of our Company. In 2015, the Compensation Committee determined it was appropriate to develop standard severance protections for all of our management employees, including the named executive officers other than Mr. Ward, whose severance protections are set forth in his employment agreement. Consequently, in 2015, we entered into severance agreements with Dr. Fitzpatrick and Messrs. Harvey, Snow and Hatzis-Schoch. Mr. Harvey's severance agreement superseded the severance protections provided under his employment offer letter. The agreements with Dr. Fitzpatrick and Messrs. Snow and Hatzis-Schoch were entered into in connection with their commencing employment in 2015. The terms of these agreements, and Mr. Ward's employment agreement are as described below under "—Potential Payments upon Termination or Change in Control." In addition, all of our named executive officers have executed confidentiality and non-competition agreements pursuant to which the named executive officers have agreed not to disclose our confidential information during or after their employment with us or compete with us or solicit our customers or employees for a period of one year following termination or, for Mr. Ward, the longer of one year and the period during which Mr. Ward receives severance payments under his employment agreement.

Anti-Hedging Policy

Our insider trading compliance policy prohibits all employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging transactions, short sales and pledges.

EXECUTIVE COMPENSATION TABLES

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Option Awards ($)[2]	Stock Awards ($)[3]	Non-Equity Incentive Plan Compensation ($)[4]	All Other Compensation ($)[5]	Total ($)

Robert E. Ward	2015	477,700	—	—	—	300,805	9,111	787,616
President, Chief Executive	2014	450,000	—	7,469,189	—	506,250	8,832	8,434,271
Officer and Director	2013	18,750	—	—	—	—	—	18,750
B. Nicholas Harvey	2015	313,900	—	—	—	141,067	10,391	465,358
Senior Vice President, Chief	2014	296,159	50,000	842,265	—	111,060	8,484	1,307,968
Financial Officer, Treasurer and Secretary	2013	296,159	—	—	—	97,732	1,305	395,196
Lorraine Fitzpatrick[6]	2015	151,910	25,000	5,803,500	—	65,965	6,165	6,052,540
Chief Medical Officer
David Snow[6,7]	2015	119,583	—	3,436,000	1,239,765	44,637	3,576	4,843,561
Chief Commercial Officer
Brent Hatzis-Schoch[8]	2015	279,718	100,000	3,411,660	—	160,938	123,758	4,076,074
Senior Vice President and
General Counsel

1
The amounts shown for 2015 represent cash signing bonuses paid in connection with the named executive officer's commencement of employment with us. For Mr. Harvey, the 2014 amount shown represents a discretionary bonus received as a result of his efforts during our initial public offering.

2
Represents the aggregate grant date fair value of stock option awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016.
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EXECUTIVE COMPENSATION

3
Represents the aggregate grant date fair value of PUs granted to Mr. Snow in 2015, computed in accordance with FASB ASC Topic 718. Fair value has been determined using a Monte Carlo simulation analysis. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. The maximum potential value of the performance units, based on the closing price per share of our Common Stock on the date they were granted, was $1,630,750.

4
Represents bonus amounts earned under our annual performance-based cash bonus program.

5
For 2015, the amounts include: for Mr. Ward $1,161 for life insurance premiums paid by us and $7,950 in employer matching contributions made pursuant to our 401(k) plan; for Mr. Harvey $2,441 for life insurance premiums paid by us and $7,950 in employer matching contributions made pursuant to our 401(k) plan; for Dr. Fitzpatrick $858 for life insurance premiums paid by us and $5,307 of matching contributions made pursuant to our 401(k) plan; for Mr. Snow $207 for life insurance premiums paid by us and $3,369 in employer matching contributions made pursuant to our 401(k) plan; and for Mr. Hatzis-Schoch $97,229 of reimbursements for certain expenses incurred in connection with his relocation to the Boston, Massachusetts area during 2015, $26,000 for reimbursements of income taxes incurred on the relocation expense reimbursements and $529 for life insurance premiums paid by us.

6
Dr. Fitzpatrick became an employee in July 2015.

7
Mr. Snow became an employee in September 2015.

8
Mr. Hatzis-Schoch joined the company on a part-time basis in February 2015 and became a full-time employee in April 2015. He received base salary at the rate of 25% of his full-time base salary during the period of his part-time employment.

2015 Grants of Plan-Based Awards

The following table sets forth information relating to equity granted and cash bonus opportunity awarded for 2015 to our named executive officers. All awards are made under our 2011 Equity Incentive Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Underlying Options (#)[3]	Option Awards ($/Sh)	and Option Awards[4]

Robert E. Ward
Cash Bonus	N/A	—	262,735	—	—	—	—	—	—	—
B. Nicholas Harvey
Cash Bonus	N/A	—	109,865	—	—	—	—	—	—	—
Lorraine Fitzpatrick
Cash Bonus	N/A	—	53,168	—	—	—	—	—	—	—
Options	7/27/2015	—	—	—	—	—	—	150,000	73.76	5,803,500
David Snow
Cash Bonus	N/A	—	41,854	—	—	—	—	—	—	—
Options	9/9/2015	—	—	—	—	—	—	100,000	65.23	3,436,000
PUs	9/9/2015	—	—	—		25,000		—	—	1,239,765
Brent Hatzis-Schoch
Cash Bonus	N/A	—	97,901	—	—	—	—	—	—	—
	2/26/2015	—	—	—				140,000	45.32	3,411,660

1
Represent awards under our annual performance-based bonus program. For 2015, the bonus target for Mr. Ward was 55% of base salary and the bonus target for Dr. Fitzpatrick and each of Messrs. Harvey, Snow and Hatzis-Schoch was 35% of base salary, with respect to Dr. Fitzpatrick and Mr. Snow, prorated for any partial year of service with us. Refer to our 2015 Summary Compensation Table for the amounts actually paid to the named executive officers for 2015 bonuses and to "Compensation Discussion and Analysis—Components of Compensation—Annual Performance-Based Cash Incentives" for additional information about our annual bonus program.

2
Represent PUs granted to Mr. Snow in connection with the commencement of his employment. Refer to "Compensation Discussion and Analysis—Components of Compensation—Equity-Based Awards" for additional information about the PUs.

3
Includes stock options granted under the 2011 Equity Incentive Plan.

4
Represents the grant date fair value of awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. Fair value of PUs was determined using a Monte Carlo simulation analysis. The maximum potential value of the performance units, based on the closing price per share of our Common Stock on the date they were granted, was $1,630,750.
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EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2015 Fiscal Year End

The following table sets forth information relating to stock options outstanding as of December 31, 2015 that were granted pursuant to our 2003 Equity Incentive Plan and 2011 Equity Incentive Plan to our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)[7]

Robert E. Ward
	12,820	—		7.80	2/15/2024	—		—
	446,044	297,741	[1]	7.80	2/15/2024	—		—
	53,750	161,250	[2]	30.97	12/16/2024	—		—
B. Nicholas Harvey
	23,416	—		2.05	7/12/2017	—		—
	27,778	—		2.74	5/8/2018	—		—
	11,838	—		2.74	12/3/2018	—		—
	38,095	—		7.34	11/6/2021	—		—
	12,500	37,500	[2]	30.97	12/16/2024	—		—
Lorraine Fitzpatrick
	—	150,000	[3]	73.76	7/26/2025	—		—
David Snow
	—	100,000	[4]	65.23	9/8/2025	—		—
	—	—		—	—	25,000	[5]	1,538,500
Brent Hatzis-Schoch
	—	140,000	[6]	45.32	2/25/2025	—		—

1
This stock option vested as to 25% of the underlying shares upon consummation of our initial public offering on June 6, 2014 and as to an additional 18.75% of the underlying shares on December 16, 2014. The remainder of the stock option vests in substantially equal installments on the 16th day of each of the 36 consecutive months beginning January 16, 2015. The option is also eligible for accelerated vesting as to 25% of the original number of underlying shares upon occurrence of any of the following events, with the 25% portion taken pro rata from the unvested shares subject to the option and the remaining unvested shares continuing to vest as described in the previous sentence: (a) our submitting a NDA for abaloparatide with the FDA and the FDA accepting the application during the employment term, and (b) our obtaining FDA approval for abaloparatide during the employment term. In addition, if a change in control occurs during the employment term, 50% of the outstanding unvested shares subject to the option as of the date of the change in control will become fully vested, and the option is eligible for accelerated vesting in connection with certain terminations of Mr. Ward's employment, as described in "Potential Payments upon Termination or Change in Control" below.

2
This stock option vested as to 25% of the underlying shares on December 17, 2015, and the remainder of the stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

3
This stock option vests as to 25% of the underlying shares on July 27, 2016, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination or Change in Control" below.

4
This stock option vests as to 25% of the underlying shares on September 9, 2016, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination or Change in Control" below.

5
These PUs, if earned, entitle Mr. Snow to receive one share of our Common Stock if and when the PU vests. The PUs are earned, if at all, in three increments of 5,000 units, 10,000 units and 10,000 units if our average stock price on the NASDAQ Global Market measured over a measurement period of 45 consecutive trading days ending no later than September 9, 2018 exceeds $75, $100 and $120, respectively. Earned units vest on, and are converted into shares of our Common Stock after, the first anniversary of the final day of the measurement period with respect to which the units were earned. If Mr. Snow's employment is terminated without cause or due to his resignation for good reason within 12 months following a change in control, any unearned or unvested units will be deemed immediately earned and vested.

6
This stock option vests 5% of the underlying shares on February 26, 2016, an additional 20% on April 1, 2016 and the remainder of the stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

7
Calculated by multiplying the number of units by $61.54, the closing price of our stock on December 31, 2015.
2016 Proxy Statement	Radius Health, Inc.	49

EXECUTIVE COMPENSATION

2015 Options Exercised and Stock Vested

The following table sets forth the value realized by our named executive officers from options to purchase our Common Stock exercised by the named executive officers during 2015 and shares of restricted stock that vested during 2015. The value realized per share for options is based on the difference between the exercise price and the fair market value of the shares of our Common Stock on the date the options were exercised.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Robert E. Ward	80,000	4,233,300	—	—
B. Nicholas Harvey	—	—	—	—
Lorraine Fitzpatrick	—	—	—	—
David Snow	—	—	—	—
Brent Hatzis-Schoch	—	—	—	—

2015 Pension Benefits Table

None of our named executive officers participated in any defined benefit pension plans in 2015.

2015 Nonqualified Deferred Compensation Table

None of our named executive officers participated in any non-qualified deferred compensation plans in 2015.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of our Company. The amount of compensation payable to each named executive in these situations is described below.

Employment and Severance Agreements

Each of our named executive officers has entered into an employment or severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of our Company.

Robert E. Ward

On December 16, 2013, we entered into an employment agreement with Mr. Ward, which was amended on July 1, 2015, pursuant to which Mr. Ward serves as our President and Chief Executive Officer.

The agreement, as amended, provides that in the event Mr. Ward's employment is terminated by us without cause or due to Mr. Ward's resignation for good reason, then subject to his executing a general release of claims and continued compliance with the terms of his employee confidentiality and non-compete agreement, Mr. Ward will be entitled to receive:

  •
  base salary continuation payments for 12 months;

  •
  payment of continued medical care premiums for up to 12 months;

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

  •
  a pro-rata portion of his bonus for the performance year in which Mr. Ward's termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on Mr. Ward's target bonus, in either case, payable in a lump sum; and
2016 Proxy Statement	Radius Health, Inc.	50

EXECUTIVE COMPENSATION

  •
  25% of the shares subject to the option to purchase 793,974 shares of our common stock granted to Mr. Ward on February 16, 2014 will accelerate and Mr. Ward will have up to nine months following the termination of his employment to exercise the option.

If Mr. Ward's employment is terminated without cause or due to his resignation for good reason within 24 months following a change in control, then subject to his executing a general release of claims and continued compliance with the terms of his employee confidentiality and non-compete agreement, in lieu of the above severance benefits, Mr. Ward will be entitled to receive:

  •
  base salary continuation payments for 18 months;

  •
  payment of continued medical care premiums for up to 18 months;

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

  •
  payment of 150% of his target annual bonus for the year in which termination occurs; and

  •
  accelerated vesting of all outstanding Company equity awards and up to nine months following the termination of his employment to exercise those awards.

If Mr. Ward's employment terminates due to his death or disability, he will be entitled to receive:

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum; and

  •
  a pro-rata portion of his bonus for the performance year in which Mr. Ward's termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on Mr. Ward's target bonus, in either case, payable in a lump sum.

B. Nicholas Harvey, Lorraine Fitzpatrick, M.D., David Snow and Brent Hatzis-Schoch

During 2015, we entered into a severance agreement with Mr. Harvey, Dr. Fitzpatrick and Messrs. Snow and Hatzis-Schoch.

Each agreement provides that if the named executive officer's employment is terminated without cause or due to the named executive officer's resignation for good reason, then subject to named executive officer's executing a general release of claims and continuing to comply with the terms of named executive officer's employee confidentiality and non-compete agreement, named executive officer will be entitled to receive:

  •
  base salary continuation for 6 months; and

  •
  payment of continued medical care premiums for up to 6 months; and

  •
  any unpaid annual bonus for the year prior to the year in which his or her termination occurs, based upon actual performance and payable in a lump sum.

If the named executive officer's employment is terminated without cause or due to his resignation for good reason within 12 months following a change in control, then subject to the named executive officer's execution of a general release of claims and continuing to comply with the terms of named executive officer's employee confidentiality and non-compete agreement, in lieu of the above severance benefits, named executive officer will be entitled to receive:

  •
  base salary continuation payments for 12 months;

  •
  payment of continued medical care premiums for up to 12 months;

  •
  any unpaid annual bonus for the year prior to the year in which his or her termination occurs, based upon actual performance and payable in a lump sum;

  •
  payment of his or her target annual bonus for the year in which termination occurs; and
2016 Proxy Statement	Radius Health, Inc.	51

EXECUTIVE COMPENSATION

  •
  accelerated vesting of all outstanding Company equity awards that vest solely based on the passage of time.

For purposes of Mr. Ward's employment agreement and the other named executive officers' severance agreements:

  •
  "cause" is generally defined to include, subject to certain notice and cure rights: (i) commission of an act of fraud, embezzlement or theft against the Company or its subsidiaries; (ii) conviction of, or a plea of no contest to, a felony or, for all named executive officers other than Mr. Ward, a crime involving moral turpitude; (iii) willful nonperformance of material duties as an employee of the Company; (iv) material breach any material agreement between the executive and the Company or any of its subsidiaries (including, for Mr. Ward, his employment agreement); (v) the gross negligence, willful misconduct or any other act of willful disregard for the Company's or any of its subsidiaries' best interests; or (vi) for all named executive officers other than Mr. Ward, unlawful use (including being under the influence) or possession of illegal drugs on the Company's (or any of its affiliate's) premises;

  •
  "good reason" is generally defined to include, if the executive has provided timely notice, the Company has failed within 30 days to cure the condition, if curable, and the executive timely resigns, the following occurrences without the executive's consent: (i) a material reduction in base salary or target bonus; (ii) a material diminution in duties, responsibilities, authority or, for Mr. Ward, title; (iii) for Mr. Ward, a requirement to report to a corporate officer or employee instead of reporting directly to the Board, other than any such requirement following a change in control, or a material breach of his employment agreement; (iv) a requirement that the Executive relocate to a principal place of employment more than seventy-five (75) miles from, for all named executive officers other than Mr. Ward, the location immediately prior to such relocation, or, for Mr. Ward, Cambridge, Massachusetts; (v) for Mr. Ward, the Company's removal or failure to appoint him as a member of the Board, other than following a change in control; and (vi) for all named executive officers other than Mr. Ward, the failure of the Company to obtain an agreement from any successor to all or substantially all of the business or assets of the Company to assume the severance agreement; and

  •
  "change in control" means a change of control within the meaning of our 2011 Equity Incentive Plan, except that clause (d) thereof does not constitute a change in control for purposes of these agreements.

Calculation of Potential Payments upon Termination or Change in Control

The following table shows potential payments to our named executive officers under the various severance and other arrangements and agreements that were in effect on December 31, 2015 for various scenarios involving a change in control or termination of employment, assuming a December 31, 2015 termination or transaction date and, where

2016 Proxy Statement	Radius Health, Inc.	52

EXECUTIVE COMPENSATION

applicable, using the closing price of our Common Stock of $61.54 (as reported on the NASDAQ Global Market as of December 31, 2015):

	Form of Payment
Name/Triggering Event	Cash Severance ($)	Prorated Bonus ($)[2]	Benefit Continuation ($)	Equity Awards ($)[3]	Company Provided Life Insurance ($)[10]	Total($)[1]

Robert E. Ward
Change in Control[4]	—	—	—	8,000,301	—	8,000,301
Death/Disability[5]	—	300,805	—	—	750,000	1,050,805
Retirement	—	—	—	—	—	—
Involuntary Termination[6]	477,700	300,805	29,877	9,992,751	—	10,801,134
Termination after Change in Control[7]	716,550	394,103	44,816	20,930,014	—	22,085,483
B. Nicholas Harvey
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	600,000	600,000
Retirement	—	—	—	—	—	—
Involuntary Termination[8]	156,950	—	14,939	1,146,375	—	1,318,264
Termination after Change in Control[9]	313,900	109,865	29,877	1,146,375	—	1,600,017
Lorraine Fitzpatrick
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	700,000	700,000
Retirement	—	—	—	—	—	—
Involuntary Termination[8]	175,000	—	14,939	—	—	189,939
Termination after Change in Control[9]	350,000	122,500	29,877	—	—	502,377
David Snow
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	750,000	750,000
Retirement	—	—	—	—	—	—
Involuntary Termination[8]	192,500	—	14,939	—	—	207,439
Termination after Change in Control[9]	385,000	134,750	29,877	1,538,500	—	2,088,127
Brent Hatzis-Schoch
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	735,000	735,000
Retirement	—	—	—	—	—	—
Involuntary Termination[8]	183,650	—	14,939	2,270,800	—	2,469,389
Termination after Change in Control[9]	367,300	128,555	29,877	2,270,800	—	2,796,532

1
If any amounts payable to any of the named executive officers in connection with a change in control would be subject to excise taxes under Section 4999 of the Internal Revenue Code, the amounts will be reduced to the extent the reduction results in such executive retaining a larger after-tax amount of such payments or benefits than would be retained absent the reduction. The amounts shown in this table for the named executive officers assume no reduction would apply.

2
Because this table assumes the given event occurred on December 31, 2015, the prorated amounts shown in this column reflect the full 2015 bonuses. Actual bonus payments in the given circumstances would be prorated based on the portion of the year elapsed on date the event occurred.

3
For option awards, reflects the excess, if any, of the market price of $61.54 of our Common Stock on December 31, 2015 over the exercise price of the applicable stock option, multiplied by the number of unvested shares which vest upon the given event. For Mr. Snow's PUs, reflects the market price of $61.54 of our Common Stock on December 31, 2015 multiplied by the number of units that would vest upon the occurrence of the given event. For additional details regarding the PUs, please see "Executive Compensation—Compensation Discussion and Analysis—Components of Compensation—Equity-Based Awards."

4
Upon a change in control, 50% of the then-unvested shares subject to the option to purchase 793,974 shares granted to Mr. Ward on February 2, 2014 would vest.

5
Upon Mr. Ward's termination due to death or disability, Mr. Ward would be entitled to a prorated portion of his bonus for the performance year in which the termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on target bonus, in either case, payable in a lump sum.

6
Upon Mr. Ward's termination without cause or resignation for good reason, other than in connection with a change in control, Mr. Ward would be entitled to (a) base salary continuation payments for 12 months, (b) payment of continued medical care premiums for up to 12 months, (c) any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum, (d) a pro-rata portion of his bonus for the performance year in which termination occurs, based on actual performance or, if the termination occurs
2016 Proxy Statement	Radius Health, Inc.	53

EXECUTIVE COMPENSATION

  on or before to the date upon which performance goals for the bonus are established, on target bonus, in either case, payable in a lump sum, and (e) accelerated vesting of 25% of the shares subject to the option to purchase 793,974 shares of our common stock granted to Mr. Ward on February 16, 2014 and up to nine months following the termination of his employment to exercise the option.

7
Upon Mr. Ward's termination without cause or resignation for good reason within 24 months following a change in control, Mr. Ward would be entitled to receive (a) base salary continuation payments for 18 months, (b) payment of continued medical care premiums for up to 18 months, (c) any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum, (d) payment of 150% of his target annual bonus for the year in which termination occurs and (e) accelerated vesting of all outstanding Company equity awards and up to nine months following the termination to exercise those awards.

8
Upon the named executive officer's termination without cause or resignation for good reason, whether or not in connection with a change in control, the named executive officer would be entitled to (a) base salary continuation payments for 6 months, (b) payment of continued medical care premiums for up to 6 months and (c) and (c) any unpaid annual bonus for the year prior to the year in which his or her termination occurs, based upon actual performance and payable in a lump sum.

9
Upon the named executive officer's termination without cause or resignation for good reason within 12 months following a change in control, the named executive officer would be entitled to receive (a) base salary continuation payments for 12 months, (b) payment of continued medical care premiums for up to 12 months, (c) any unpaid annual bonus for the year prior to the year in which the named executive officer's termination occurs, based upon actual performance and payable in a lump sum, (d) payment of the named executive officer's annual target bonus for the year in which termination occurs, and (e) accelerated vesting of all outstanding Company equity awards that vest solely based on the passage of time. In addition, if Mr. Snow's employment is terminated without cause or due to his resignation for good reason within 12 months following a change in control, any unearned or unvested performance units will be deemed immediately earned and vested. For additional details regarding the PUs, please see "Executive Compensation—Compensation Discussion and Analysis—Components of Compensation—Equity-Based Awards."

10
Represents amounts that would be payable under Company provided life insurance policies upon the named executive officer's death.

COMPENSATION RISK ASSESSMENT

We have analyzed the potential risks arising from our compensation policies and practices and determined that there are no such risks that are reasonably likely to have a material adverse effect on the company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	4,433,369	$28.96	1,100,067
Equity compensation plans not approved by security holders	—	—	—
Total	4,433,369	$28.96	1,100,067

2016 Proxy Statement	Radius Health, Inc.	54

Director Compensation

2015 DIRECTOR COMPENSATION

Directors who are also employees of our Company do not receive compensation for their service on the Board. Our non-employee directors are eligible for compensation under our non-employee director compensation program. The Board may amend or terminate the program at any time. The program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors' interests with those of our stockholders.

Under the program, non-employee directors receive a cash retainer for service on the Board and for service on each committee of which the director is a member. Cash retainers are payable quarterly in arrears and prorated for partial periods of service. The annual retainers paid under the program for 2015 were as follows:

Non-Employee Director:	$35,000
Chair of Audit Committee:	$15,000
Chair of Compensation Committee:	$10,000
Chair of Strategy Committee:	$10,000
Chair of Nominating and Corporate Governance Committee:	$7,500
Audit Committee Member (other than Chair):	$7,500
Compensation Committee Member (other than Chair):	$5,000
Nominating and Corporate Governance Committee Member (other than Chair):	$5,000
Strategy Committee Member (other than Chair):	$5,000
Independent Chairman:	$25,000

The non-employee director compensation program also provides awards of stock options. Each non-employee director initially elected or appointed to serve on our Board during 2015 was granted an option to purchase 30,000 shares of our Common Stock on the date the director commences service. The option vests in substantially equal installments on each of the first four anniversaries of the date of grant, subject to the recipient's continued service as a non-employee director through each vesting date. In addition, each non-employee director who had been serving on the Board as a non-employee director for at least six months as of the date of our 2015 annual stockholder meeting was granted an option pursuant to the program to purchase 15,000 shares of our Common Stock on the date of the annual meeting. The option vests in full on the earlier to occur of (i) the first anniversary of the date of grant and (ii) the date of the annual meeting immediately following the date of grant, subject in each case to continued service through the vesting date. All options held by our non-employee directors vest upon a change of control, as the term is defined in our 2011 Equity Incentive Plan.

In consideration of Mr. Rosenberg's appointment as the Chair of the Strategy Committee, he received an award of an option to purchase 30,000 shares of our common stock in addition to the initial award of an option to purchase 30,000 shares of our common stock and the other compensation provided under the Company's non-employee director compensation program for 2015. The additional option Mr. Rosenberg received is subject to the same vesting schedule as initial awards for non-employee directors under our non-employee director compensation program. We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

2016 Proxy Statement	Radius Health, Inc.	55

DIRECTOR COMPENSATION

2015 Director Compensation Table

The following table provides information concerning the compensation of each non-employee director who served on our Board during the year ended December 31, 2015. Information regarding the compensation of Mr. Ward may be found above under "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[1]	Total ($)

Alan H. Auerbach	44,625	276,600	321,225
Willard H. Dere, M.D.	41,000	276,600	317,600
Ansbert K. Gadicke, M.D.	50,250	276,600	326,850
Kurt C. Graves	80,694	276,600	357,294
Owen Hughes	42,500	276,600	319,100
Jean-Pierre Garnier[2]	3,750	908,515	912,265
Debasish Roychowdhury, M.D.[3]	16,410	1,244,100	1,260,510
Catherine J. Friedman[4]	19,340	1,152,300	1,171,640
Anthony Rosenberg[5]	37,500	1,473,810	1,511,310
Morana Jovan-Embiricos, Ph.D.[6]	7,500	—	7,500
Martin Münchbach, Ph.D.[7]	47,158	276,600	323,758
Elizabeth Stoner, M.D.[8]	12,986	—	12,986

1
Represents the aggregate grant date fair value of stock options awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. Each director other than Mr. Rosenberg, Dr. Embiricos and Dr. Stoner received one stock option award during 2015. Accordingly, the amount shown for each director other than Mr. Rosenberg, Dr. Embiricos and Dr. Stoner represents the grant date fair value of the director's individual stock option award. Mr. Rosenberg received two stock option awards for 2015. The grant date fair value of each award was $736,905. Neither Dr. Stoner nor Dr. Embiricos received a stock option award in 2015. However, in connection with their resignations, certain of Dr. Embiricos's and Dr. Stoner's outstanding options were modified to extend the post-termination exercise period from three to twelve months. The incremental fair value, determined in accordance with FASB ASC Topic 718 as of the modification date, of these modifications was $0.

  The following table shows the number of option awards (both vested and unvested) held by each non-employee director as of December 31, 2015. Our non-employee directors did not hold any unvested stock awards as of that date.

Name	Option Awards (#)

Alan H. Auerbach	157,572
Willard H. Dere, M.D.	45,000
Ansbert K. Gadicke, M.D.	45,000
Kurt C. Graves	148,361
Owen Hughes	77,894
Jean-Pierre Garnier	30,000
Debasish Roychowdhury, M.D.	30,000
Catherine Friedman	30,000
Anthony Rosenberg	60,000
Morana Jovan-Embiricos, Ph.D.	30,000
Martin Münchbach, Ph.D.	45,000
Elizabeth Stoner, M.D.	16,315

2
Mr. Garnier joined our Board on December 1, 2015.

3
Dr. Roychowdhury joined our Board on July 16 2015.

4
Ms. Friedman joined our Board on August 17 2015.

5
Mr. Rosenberg joined our Board on March 2, 2015.

6
Dr. Jovan-Embiricos resigned from our Board on February 27, 2015.

7
Dr. Münchbach resigned from our Board on November 3, 2015.

8
Dr. Stoner resigned from our Board on April 20, 2015.
2016 Proxy Statement	Radius Health, Inc.	56

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors of Radius Health, Inc.

Alan H. Auerbach
Catherine J. Friedman
Jean-Pierre Garnier (chairman)
Kurt C. Graves

2016 Proxy Statement	Radius Health, Inc.	57

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth information, as of March 29, 2016, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 29, 2016 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED

5% or greater stockholders:
FMR LLC[1]	6,438,288	15.0%
245 Summer Street Boston, MA 02210
Entities affiliated with MPM Capital[2]	6,009,773	13.9%
200 Clarendon St., 54th Fl. Boston, MA 02116
Biotech Growth N.V.[3]	4,360,399	10.1%
Asset Management BAB N.V. Ara Hill Top Building, Unit A-5 Pletterijweg Oost 1 Curaçao, Dutch Caribbean
Tourbillon Capital Partners, L.P.[4]	2,333,876	5.4%
444 Madison Avenue, 26th Floor New York, NY 10022
Blackrock, Inc.[5]	2,326,676	5.4%
55 East 52nd Street New York, NY 10055
The Vanguard Group[6]	2,263,647	5.3%
100 Vanguard Blvd. Malvern, PA 19355

2016 Proxy Statement	Radius Health, Inc.	58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED

Directors and Named Executive Officers:
Alan H. Auerbach[7]	157,572	*
Willard H. Dere, M.D.[8]	22,500	*
Lorraine Fitzpatrick, M.D.	200	*
Catherine Friedman	—	*
Ansbert K. Gadicke, M.D.1,[9]	6,054,773	14.0%
Jean-Pierre Garnier	—	*
Kurt C. Graves[10]	114,095	*
B. Nicholas Harvey[11]	131,992	*
Brent Hatzis-Schoch[12]	38,416	*
Owen Hughes[13]	60,761	*
Anthony Rosenberg[14]	15,000	*
Debasish Roychowdhury, M.D.	—	*
David Snow	6,000	*
Robert E. Ward[15]	602,038	1.4%
All directors and executive officers as a group (17 individuals)	7,490,675	16.8%

*
Less than one percent.

1
FMR LLC, and Abigail P. Johnson are each the beneficial owners of 6,438,288 shares of Common Stock. Select Biotechnology Portfolio is the beneficial owner of 4,136,959 shares of Common Stock. FMR LLC has sole voting power over 1,087,982 shares of Common Stock and sole dispositive power over 6,438,288 shares of Common Stock, and Abigail P. Johnson has sole dispositive power over 6,438,288 shares of Common Stock. Select Biotechnology Portfolio has sole voting power over 4,136,959 shares of our Common Stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or Fidelity Funds, advised by Fidelity Management & Research Company, or FMR Co, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 12, 2016.

2
Includes 212,101 shares of Common Stock beneficially owned by MPM BioVentures III, L.P., or BV III, 3,154,676 shares of Common Stock beneficially owned by MPM BioVentures III-QP, L.P., or BV III QP, 266,599 shares of Common Stock beneficially owned by MPM BioVentures III GmbH & Co. Beteiligungs K.G., or BV III KG, 95,246 shares of Common Stock beneficially owned by MPM BioVentures III Parallel Fund, L.P., or BV III PF, 61,054 shares of Common Stock beneficially owned by MPM Asset Management Investors 2003 BVIII LLC, or AM LLC, and 2,220,097 shares of Common Stock beneficially owned by MPM Bio IV NVS Strategic Fund, L.P., or MPM NVS. MPM BioVentures III GP, L.P., or BV III LP, and MPM BioVentures III LLC, or BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG and BV III PF. MPM BioVentures IV GP LLC, or BV IV GP, and MPM BioVentures IV LLC, or BV4LLC, are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Series A Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on May 7, 2013.

3
Biotech Growth N.V., or Biotech Growth, is a wholly-owned subsidiary of BB Biotech AG, or BB Biotech. Biotech Growth and BB Biotech share voting and dispositive power over the shares. Beneficial ownership information is based on a Form 4 filed with the SEC on January 25, 2016.

4
Tourbillon Capital Partners, L.P., or Tourbillon, and Jason H. Karp, the Chief Executive Officer of Tourbillon, beneficially own 2,333,876 shares of Common Stock. Tourbillon and Mr. Karp have shared voting and dispositive power over 2,333,876 shares of Common Stock. Beneficial ownership information is based on information known to us and a Schedule 13G filed with the SEC on January 25, 2016.

5
Blackrock, Inc. has sole voting power over 2,259,068 shares of Common Stock and sole dispositive power over 2,326,676 shares of Common Stock. These shares may be held by one or more of the following subsidiaries of Blackrock, Inc.: BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset, Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Fund Advisors, BlackRock
2016 Proxy Statement	Radius Health, Inc.	59

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. Beneficial ownership information is based on information known to us and a Schedule 13G filed with the SEC on January 28, 2016.

6
The Vanguard Group has sole voting power over 72,701 shares of Common Stock and shared voting power over 7,700 shares of Common Stock. The Vanguard Group has sole dispositive power over 2,184,946 shares of Common Stock and shared dispositive power over 78,701 shares of Common Stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 71,001 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 9,400 shares as a result of its serving as investment manager of Australian investment offerings. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 10, 2016.

7
Consists of 157,572 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

8
Consists of 22,500 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

9
Includes 45,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

10
Consists of 114,095 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

11
Includes 118,835 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

12
Includes 37,916 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

13
Consists of 60,671 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

14
Consists of 15,000 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.

15
Includes 597,038 options to purchase Common Stock anticipated to be exercisable within 60 days after March 29, 2016.
2016 Proxy Statement	Radius Health, Inc.	60

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board of Directors has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.

Under the policy, management is required to present to the Audit Committee each proposed related party transaction. The Audit Committee reviews the relevant facts and circumstances of each such transaction and either approves or disapproves the transaction. If advance Audit Committee approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee's next regularly scheduled meeting. Any related party transaction must be approved or ratified by the Audit Committee in order to be consummated or continue, as applicable. Management is responsible for updating the Committee as to any material changes to any approved or ratified related party transaction and for providing a status report at least annually of all current related party transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related party transaction for which he or she is a related party.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

STOCKHOLDERS AGREEMENT

We entered into a stockholders' agreement in May 2011, amended and restated this agreement in February 2014 and further amended and restated this agreement in April 2014, which agreement became effective in connection with our IPO. We refer to this agreement as our New Stockholders' Agreement.

  •
  Registration rights.  The New Stockholders' Agreement provides our stockholders who are parties thereto with certain resale, demand and piggyback registration rights as described further in the New Stockholders' Agreement.

  •
  Indemnification in connection with registration rights.  The New Stockholders' Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated by the terms and conditions of the New Stockholders' Agreement to indemnify any selling stockholders in a public offering in the event of material misstatements or omissions in a registration statement attributable to us, and the selling stockholders are obligated to indemnify the us for material misstatements or omissions attributable to them.

TRANSACTIONS WITH FORMER DIRECTORS

On April 21, 2015, we entered into a consulting agreement with Dr. Elizabeth Stoner, M.D., a member of our Board of Directors until April 2015. Pursuant to the agreement, Dr. Stoner agreed to provide consulting services relating to the New Drug Application for abaloparatide, clinical development support related to abaloparatide and such other consulting, advisory and related services as may be requested from time to time by us during the term of the agreement. We agreed to pay Dr. Stoner a consulting fee of $7,500 per month during the term of the agreement. The agreement expired on January 21, 2016.

On May 1, 2015, we entered into a consulting agreement, which we call the Globeways Agreement, with Globeways Holdings Limited, or Globeways, a company organized under the laws of the British Virgin Islands, and Dr. Morana Jovan-Embiricos, Ph.D., a member of our Board of Directors until February 2015. Pursuant to the Globeways Agreement, Globeways and Dr. Jovan-Embiricos agreed to provide consulting services relating to technology sourcing and portfolio strategy as may be requested by us from time to time during the term of the Globeways Agreement. We agreed to pay Globeways a consulting fee of $33,333 per month during the term of the Globeways Agreement. The Globeways Agreement was terminated on October 9, 2015.

2016 Proxy Statement	Radius Health, Inc.	61

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2015, except that the following forms were filed late: two Form 4s (each reporting two transactions) for Morana Jovan-Embiricos; one Form 4 (reporting one transaction) for Ansbert K. Gadicke; one Form 4 (reporting one transaction) for Alan H. Auerbach; one Form 4 (reporting one transaction) for Martin Münchbach, Ph.D.; one Form 4 (reporting one transaction) for Kurt C. Graves; one Form 4 (reporting one transaction) for Owen Hughes; one Form 4 (reporting one transaction) for Willard H. Dere, M.D.; one Form 4 (reporting one transaction) for Dinesh Purandare; one Form 4 (reporting one transaction) for David Snow; and one Form 4 (reporting one transaction) for Jean-Pierre Garnier.

2016 Proxy Statement	Radius Health, Inc.	62

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2015, Alan H. Auerbach, Catherine J. Friedman, Ansbert K. Gadicke, Jean-Pierre Garnier, Kurt C. Graves and Martin Münchbach, Ph.D. served as members of our Compensation Committee. In 2015, no member of the Compensation Committee served as a member of the board of directors or compensation committee of any company that has an executive officer serving as a member of our Board of Directors or the Compensation Committee.

2016 Proxy Statement	Radius Health, Inc.	63

Stockholders' Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 950 Winter Street, Waltham, Massachusetts, 02451 in writing not later than December 13, 2016.

Stockholders intending to present a proposal at the 2017 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2017 Annual Meeting of Stockholders no earlier than the close of business on January 24, 2017 and no later than the close of business on February 23, 2017. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2017 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2017, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the 90th day prior to the 2017 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder's compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2016 Proxy Statement	Radius Health, Inc.	64

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

2016 Proxy Statement	Radius Health, Inc.	65

Radius's Annual Report on Form 10-K

A copy of Radius's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 29, 2016 without charge upon written request addressed to:

  Radius Health, Inc.
  Attention: Secretary
  950 Winter Street
  Waltham, Massachusetts 02451

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 at www.radiuspharm.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

B. Nicholas Harvey, Secretary

Waltham, Massachusetts
April 12, 2016

2016 Proxy Statement	Radius Health, Inc.	66

Exhibit A

RADIUS HEALTH, INC.
2011 EQUITY INCENTIVE PLAN
(AS AMENDED AND RESTATED)

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions

        As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

        2.1.  Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

        2.2.  Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.3.  Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Performance Awards, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.4.  Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

        2.5.  Board means the Company's Board of Directors.

        2.6.  Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a)   a Transaction (as defined in Section 8.4 but excluding clause (4) of such definition for any Awards granted under the Plan from and after May 24, 2016), unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction, or

          (b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than (a) with respect to Awards granted under the Plan from and after May 24, 2016, 30% of the total combined voting power of the Company's outstanding securities, or (b) with respect to Awards granted under the Plan before May 24, 2016, 20% of the total combined voting power of the Company's outstanding securities, in each case, unless pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (c)   over a period of thirty-six (36) consecutive months or less there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

In addition and notwithstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

        2.7.      Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.8.      Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.9.      Company means Radius Health, Inc., a corporation organized under the laws of the State of Delaware.

        2.10.    Effective Date means November 7, 2011.

        2.11.     Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.12.    Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.13.     Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.14.    Nonstatutory Option means any Option that is not an Incentive Option.

        2.15.     Option means an option to purchase shares of Stock.

        2.16.    Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

        2.17.     Participant means any holder of an outstanding Award under the Plan.

        2.18.    Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

        2.19.    Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.20.    Performance Award means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Stock or a combination of both, awarded under Section 7.6.

        2.21.    Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

        2.22.    Plan means this 2011 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.23.    Prior Plan means Company's 2003 Long Term Incentive Plan, as amended from time to time.

        2.24.    Public Trading Date means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.25.    Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.26.    Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.27.    Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.28.    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.29.    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.30.    Stock means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.31.     Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.32.    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.33.     Stockholders' Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

        2.34.    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards (including Incentive Stock Options) may be granted under this Plan at any time prior to April 4, 2026. Awards granted pursuant to the Plan shall not expire solely by reason of the termination of the Plan. Any Awards granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) 8,975,446 shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan. The maximum number of shares of Stock that may be issued pursuant to or subject to outstanding Awards, including Incentive Options, is 9,554,385 (subject to the provisions of Section 8 of the Plan). For purposes of applying the limitations set forth in this Section 4, settlement of any Award shall not count against such limitations except to the extent settled in the form of Stock and, without limiting the generality of the foregoing, if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan. For the avoidance of doubt, the following shares of Stock shall not be added to the shares available for issuance under the Plan and shall not be available for future grants of Awards: (i) shares tendered by a Participant or withheld by the

Company in payment of the exercise price of an Option; (ii) shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of Options. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury or shares purchased on the open market.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder. The Committee may, to the extent permitted under applicable laws, rules and regulations (including the requirements of any stock exchange upon which the Stock is then listed), from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to the Plan; provided, however, that unless otherwise determined by the Committee, in no event shall an officer of the Company be delegated the authority to grant Awards to or amend Awards held by (a) individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or (b) officers or directors of the Company to whom authority to grant or amend Awards has been delegated hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1.    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

        6.2.    Non-Employee Director Awards.    The Committee may grant Awards to non-employee members of the Board, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to non-employee members of the Board, the number of shares of Stock to be subject to such Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion, provided that in no event shall the number of shares of Stock covered by Awards granted in any one calendar year to any one non-employee member of the Board for services as a non-employee member of the Board exceed 75,000 shares of Stock, subject to (a) adjustment pursuant to Section 8 of the Plan and (b) exception in extraordinary circumstances, as determined by the Committee and provided, in the case of this clause (b), that a non-employee member of the Board receiving excess shares of Stock may not participate in the decision to award such excess shares or in any contemporaneous compensation decisions involving non-employee members of the Board.

        6.3.    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

        6.4.    Effect of Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of an Affiliate ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three months or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant's return from leave, if ever.

        6.5.    Non-Transferability of Awards.    Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

        6.6.    Additional Limits.    In no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 548,245 shares of Stock (subject to adjustment pursuant to Section 8 of the Plan, except that any such adjustment shall not apply for the purpose of Awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as Qualified Performance-Based Awards), and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan under Section 4); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurred; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares of Stock subject to Awards which are canceled shall continue to be counted against the limits set forth herein.

7.     Specific Terms of Awards

        7.1.   Options.

          (a)    Date of Grant.    The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b)    Exercise Price.    The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c)    Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

            (i)    by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

            (ii)   by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

            (iii)  such other legal consideration deemed acceptable by the Committee.

  If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company), such that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale. Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for, or shall record using the book entry procedures of the Company, the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

          (f)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (g)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2.  Stock Appreciation Rights.

          (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

          (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

        7.3.  Restricted Stock.

          (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)    Issuance of Certificates; Book Entry Shares.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the Company shall make a book entry. Such certificate or book entry shall be registered in the name of such Participant, and, if applicable, shall bear or refer to an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

    The shares evidenced hereby are subject to the terms and conditions of the Radius Health, Inc. 2011 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Radius Health, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced hereby upon written request and without charge.

          (c)    Escrow of Shares.    The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the book entry evidencing the shares of Stock for which the Restricted Period has lapsed promptly shall reflect such expiration. In the event share certificates are issued to evidence Restricted Stock, then upon the request of a Participant no more than once per year, the certificates evidencing such shares shall be delivered to the Participant.

        7.4.  Restricted Stock Units.

          (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.  Performance Units.

          (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

          (b)    Earning of Performance Units.    The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

          (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Performance Awards.    The Committee is authorized to grant Performance Awards to any Participant and to determine whether such Performance Awards shall be a Qualified Performance-Based Award. The value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant. Performance Awards may be paid in cash, shares of Stock, or both, as determined by the Committee. Without limiting the foregoing, the Committee may grant Performance Awards to any Participant in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Participant which are intended to be Qualified Performance-Based Awards shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 7.8.

        7.7.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.8.  Qualified Performance-Based Awards.

          (a)    Purpose.    The purpose of this Section 7.8 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.8 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.8 and the requirements of Section 162(m) of the Code applicable to "performance-based compensation."

          (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as "outside directors" within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.8 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 (except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant), and may become exercisable based on continued service, on satisfaction of Performance Goals, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.8. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise be intended to meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

          (d)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Change of Control if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute "performance-based compensation" under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (e)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

          (f)    Definitions.    For purposes of the Plan

            (i)    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

            (ii)   Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

        7.9.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

        7.10.    Minimum Vesting.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, but subject to Section 9, Awards (other than cash-settled Awards) under the Plan granted to a Participant on or after May 24, 2016 shall not vest earlier than the date that is one year following the date the Award is approved by the Committee; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the number of shares available for issuance under Section 4 may be granted to any one or more Participants without respect to such minimum vesting provision. Nothing in this Section shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant's death, disability or termination of service or the consummation of a Change of Control.

        7.11. Adjustment Provisions

        7.12.    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        7.13.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        7.14.    Related Matters.    Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

        7.15. Transactions.

          (a)    Definition of Transaction.    In this Section 8.4, "Transaction" means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

          (b)    Treatment of Options and Share Appreciation Rights.    In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Share Appreciation Rights ("Rights").

            (1)    Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

            (2)   Upon written notice to the holders, provide that the holders' unexercised Rights will terminate immediately prior to the consummation of such Transaction unless, in the case of vested Rights, such Rights are exercised within a specified period following the date of such notice.

            (3)   Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

            (4)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For this purpose, "acquisition price" means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

            (5)   Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

            (6)   Any combination of the foregoing.

  For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

          (c)    Treatment of Other Awards.    As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company's successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

          (d)    Related Matters.    In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

8.     Change of Control

        Upon the occurrence of a Change of Control, the Committee shall take such action deemed necessary or appropriate by the Committee and may, but shall not be required to, provide for Acceleration of all or any portion of the Awards then subject to vesting, a risk of forfeiture or a repurchase right; provided, however, that the foregoing shall not apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided by the Committee, if any, regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).

9.     Settlement of Awards

        9.1.    In General.    Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        9.2.    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate or book entry for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

        9.3.    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

        9.4.    Book Entry of Shares.    Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participants certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        9.5.    Investment Representations.    The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        9.6.    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.6, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        9.7.    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.5 in addition to any other applicable restrictions under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to, and any book entries shall reflect, such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates or book entries to make appropriate reference to such restrictions.

        9.8.    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates or book entry or entries for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

        9.9.    Company Charter and By-Laws; Other Company Policies.    This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

10.   Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.    Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a book entry is made or a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.   Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.    Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   No Guarantee of Tax Consequences

        Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

15.    Termination and Amendment of the Plan

        15.1.    Termination or Amendment of the Plan.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        15.2.    Termination or Amendment of Outstanding Awards; Assumptions.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

          (a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

          (b)   accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

          (c)   (i) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        15.3. Limitations on Amendments, Etc.

        The Company shall obtain stockholder approval of any Plan amendment or modification to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. Subject to Section 8, the Board and Committee shall not, without the approval of the stockholders of the Company, (i) amend any outstanding Option or Stock Appreciation Right, in whole or in part, to reduce its price per share or (ii) cancel and replace an Option or Stock Appreciation Right, in whole or in part, with cash and/or the grant of an Award at a time when the Option or Stock Appreciation Right price exceeds the fair market value of the underlying shares of Stock.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Board or Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. Notwithstanding anything in this Section 17 to the contrary, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system and the use of such system shall satisfy the notice, demand, request and other communication delivery requirements of this Section 17.

17.    Governing Law

        It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent. None of the Board, the Committee or the Company, nor any of the Affiliates of the Company or the officers, employees, agents, or representatives of the Company or any of the Affiliates of the Company, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws. The Plan and all Award Agreements and actions taken thereunder otherwise shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

* * * * *

Exhibit B

RADIUS HEALTH, INC.
2016 EMPLOYEE STOCK PURCHASE PLAN

Article I.  Purpose

        The purposes of this Radius Health, Inc. 2016 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the "Plan") are to assist Eligible Employees of Radius Health, Inc., a Delaware corporation (the "Company"), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

Article II.  Definitions and Construction

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.

        2.1   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article XI. The term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article XI.

        2.2   "Applicable Law" shall mean the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

        2.3   "Board" shall mean the Board of Directors of the Company.

        2.4   "Change in Control" shall mean and include each of the following:

          (a)   (1) Any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Common Stock for cash, securities or other property or (3) any sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction; or

          (b)   Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 30% of the total combined voting power of the Company's outstanding securities unless pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board recommends such stockholders accept, other than (i) the Company or an affiliate, (ii) an employee benefit plan of the Company or any of its affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

          (c)   Over a period of thirty-six (36) consecutive months or less there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

        The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.5       "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

        2.6       "Common Stock" shall mean the common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Article VIII.

        2.7       "Company" shall mean Radius Health, Inc., a Delaware corporation, or any successor.

        2.8       "Compensation" of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including overtime payments and excluding sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

        2.9       "Designated Subsidiary" shall mean any Subsidiary designated by the Administrator in accordance with Section 11.3(b).

        2.10     "Effective Date" shall mean the date the Plan is adopted by the Board.

        2.11      "Eligible Employee" shall mean an Employee (a) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code), (b) whose customary employment is for more than twenty hours per week and (c) whose customary employment is for five months or more in any calendar year. For purposes of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; provided, however, that the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; and/or (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); and/or (iii) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii) or (iii) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).

        2.12     "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. "Employee" shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

        2.13      "Enrollment Date" shall mean the first Trading Day of each Offering Period.

        2.14     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        2.15      "Fair Market Value" means the value of a Share on a particular date determined by such methods or procedures as may be established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.16     "Offering Document" shall have the meaning given to such term in Section 4.1.

        2.17      "Offering Period" shall have the meaning given to such term in Section 4.1.

        2.18     "Parent" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.19     "Participant" shall mean any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.

        2.20     "Plan" shall mean this 2016 Employee Stock Purchase Plan, as it may be amended from time to time.

        2.21     "Purchase Date" shall mean the last Trading Day of each Offering Period.

        2.22     "Purchase Price" shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

        2.23     "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.24     "Share" shall mean a share of Common Stock.

        2.25     "Subsidiary" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

        2.25     "Trading Day" shall mean a day on which national stock exchanges in the United States are open for trading.

Article III.  Shares Subject to the Plan

        3.1    Number of Shares.    Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 429,842 Shares. In addition to the foregoing, subject to Article VIII, on the first day of each calendar year beginning on January 1, 2017 and ending on and including January 1, 2026, the number of Shares available for issuance under the Plan shall be increased by that number of Shares equal to the lesser of (a) 1% of the Shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Plan shall not exceed an aggregate of 4,298,424 Shares, subject to Article VIII.

        3.2    Stock Distributed.    Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

Article IV.  Offering Periods; Offering Documents; Purchase Dates

        4.1    Offering Periods.    The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an "Offering Period") selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an "Offering Document" adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

        4.2    Offering Documents.    Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

          (a)       the length of the Offering Period, which period shall not exceed twenty-seven months;

          (b)       the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 25,000 Shares; and

          (c)       such other provisions as the Administrator determines are appropriate, subject to the Plan.

Article V.  Eligibility and Participation

        5.1    Eligibility.    Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and the limitations imposed by Section 423(b) of the Code.

        5.2    Enrollment in Plan.

          (a)       Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

          (b)       Each subscription agreement shall designate a whole percentage of such Eligible Employee's Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 25% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

          (c)       A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following five business days after the Company's receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document) but no later than 15 calendar days prior to the end of the Offering Period. In the event a Participant suspends his or her payroll deductions, such Participant's cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII.

          (d)       Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

        5.3    Payroll Deductions.    Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant's authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.

        5.4    Effect of Enrollment.    A Participant's completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

        5.5    Limitation on Purchase of Common Stock.    An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under "employee stock purchase plans" of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

        5.6    Decrease or Suspension of Payroll Deductions.    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant's payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

        5.7    Foreign Employees.    In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        5.8    Leave of Absence.    During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

Article VI.  Grant and Exercise of Rights

        6.1    Grant of Rights.    On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period and (z) the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.

        6.2    Exercise of Rights.    On each Purchase Date, each Participant's accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant's account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

        6.3    Pro Rata Allocation of Shares.    If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

        6.4    Withholding.    At the time a Participant's rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations.

        6.5    Conditions to Issuance of Common Stock.    The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

          (a)       The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

          (b)       The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c)       The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d)       The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

          (e)       The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

Article VII.  Withdrawal; Cessation of Eligibility

        7.1    Withdrawal.    A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than 15 calendar days prior to the end of the Offering Period. All of the Participant's payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant's rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new subscription agreement.

        7.2    Future Participation.    A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

        7.3    Cessation of Eligibility.    Upon a Participant's ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant's account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant's rights for the Offering Period shall be automatically terminated.

Article VIII.  Adjustments Upon Changes in Stock

        8.1    Changes in Capitalization.    Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

        8.2    Other Adjustments.    Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (a)       To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

          (b)       To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (c)       To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

          (d)       To provide that Participants' accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants' rights under the ongoing Offering Period(s) shall be terminated; and

          (e)       To provide that all outstanding rights shall terminate without being exercised.

        8.3    No Adjustment Under Certain Circumstances.    No adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

        8.4    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

Article IX.  Amendment, Modification and Termination

        9.1    Amendment, Modification and Termination.    The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company's stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

        9.2    Certain Changes to Plan.    Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

        9.3    Actions In the Event of Unfavorable Financial Accounting Consequences.    In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (a)       altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (b)       shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

          (c)       allocating Shares.

        Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

        9.4    Payments Upon Termination of Plan.    Upon termination of the Plan, the balance in each Participant's Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.

Article X.  Term of Plan

        The Plan shall be effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

Article XI.  Administration

        11.1    Administrator.    Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the "Committee"). The Board may at any time vest in the Board any authority or duties for administration of the Plan.

        11.2    Action by the Administrator.    Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other Employee, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        11.3    Authority of Administrator.    The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (a)       To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

          (b)       To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

          (c)       To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (d)       To amend, suspend or terminate the Plan as provided in Article IX.

          (e)       Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        11.4    Decisions Binding.    The Administrator's interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

Article XII.  Miscellaneous

        12.1    Restriction upon Assignment.    A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's rights under the Plan or any rights thereunder.

        12.2    Rights as a Stockholder.    With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant's rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

        12.3    Interest.    No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

        12.4    Designation of Beneficiary.

          (a)       A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Date on which the Participant's rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the Participant's rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant's spouse.

          (b)       Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        12.5    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        12.6    Equal Rights and Privileges.    Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

        12.7    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        12.8    Reports.    Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

        12.9    No Employment Rights.    Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

        12.10    Notice of Disposition of Shares.    Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

        12.11    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

        12.12    Electronic Forms.    To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

* * * * *

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Radius Health, Inc. 950 Winter St. Waltham, MA 02451 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Alan H. Auerbach 02 Catherine J. Friedman 03 Ansbert K. Gadicke 04 Jean-Pierre Garnier The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5. For 0 0 0 0 Against 0 0 0 0 Abstain 0 0 0 0 2 Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Approve, on an advisory basis, the compensation of our named executive officers. 3 4 Approve our Amended and Restated 2011 Equity Incentive Plan to, among other things, increase the number of shares available by 3,700,000 shares. Approve our 2016 Employee Stock Purchase Plan. 5 NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000286733_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. RADIUS HEALTH, INC. Annual Meeting of Stockholders May 24, 2016 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert E. Ward and B. Nicholas Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Radius Health, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on May 24, 2016, at the offices of Latham & Watkins LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116, and any adjournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000286733_2 R1.0.1.25